UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: July 31, 2021

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	July 31, 2021

WESTERN ASSET

INCOME FUND

The Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Income Fund for the twelve-month reporting period ended July 31, 2021. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

August 31, 2021

II	Western Asset Income Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current income. Under normal circumstances, the Fund invests in a globally diverse portfolio of fixed income securities. We have broad discretion to invest in all types of fixed income securities and to allocate the Fund’s assets among all segments of the global market for fixed income securities, with no specific minimum or maximum investment in any one segment, including U.S. and foreign corporate debt, including emerging market corporate debt, mortgage- and asset-backed securities, sovereign debt, including emerging market sovereign debt, and U.S. government obligations. Under normal circumstances, the Fund will be invested in at least three countries (one of which may be the United States).

The Fund may invest without limit in securities rated below investment grade (that is, securities rated below the Baa/BBB categories, or, if unrated, that we determined to be of comparable credit quality). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds. The Fund may invest without limit in foreign securities denominated either in U.S. dollars or foreign currencies.

The Fund may invest in securities of any maturity. The dollar-weighted average effective durationi of the Fund’s portfolio, as estimated by us, is normally expected to be between zero and ten years.

In selecting securities, we use a combination of quantitative models that seek to measure the relative risks and opportunities of each market segment based upon economic, market, political, currency and technical data and our own assessment of economic and market conditions in an effort to create an optimal risk/return allocation of the Fund’s assets among various segments of the fixed income market. After we make our sector allocations, we use traditional credit analysis to identify individual securities for the Fund’s portfolio.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives, including options, forwards, interest rate swaps and other swaps (including buying and selling credit default swaps and options on credit default swaps), foreign currency futures, forwards and options, and futures contracts, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationii) and for other purposes.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views.

Western Asset Income Fund 2021 Annual Report	1

Fund overview (cont’d)

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets experienced periods of volatility and, overall, modestly declined over the twelve months ended July 31, 2021. Volatility was driven by a number of factors, including the repercussions from the COVID-19 pandemic, sharply falling and then rising global growth, trade conflicts, inflation concerns, and a number of geopolitical events. Most spread sectors (non-Treasuries) outperformed similar duration Treasuries. This was driven by continued monetary policy accommodation from the Federal Reserve Board (the “Fed”)iii and the rollout of several COVID-19 vaccines which triggered increased investor risk appetite.

Short-term U.S. Treasury yields moved higher as economic conditions improved. The yield for the two-year Treasury note began the reporting period at 0.11% and ended the period at 0.19%. The low of 0.09% occurred on February 5, 2021 and the high of 0.28% took place on June 25, 2021. Long-term U.S. Treasury yields moved sharply higher, as positive economic data triggered inflationary concerns and fears that the Fed may remove its monetary policy accommodations sooner than previously anticipated. The yield for the ten-year Treasury began the reporting period at 0.55%. The low of 0.52% occurred on August 4, 2020, and the high of 1.74% took place on March 19 and March 31, 2021. The ten-year Treasury yield then ended the period at 1.24%.

The Fund’s unmanaged benchmark, the Bloomberg U.S. Universal Indexiv (prior to August 24, 2021, known as Bloomberg Barclays U.S. Universal Index), returned 0.37% for the twelve-month reporting period ended July 31, 2021. For comparison purposes, riskier fixed income securities, including high yield bonds and emerging market debt, produced stronger results. Over the fiscal year, the Bloomberg U.S. Corporate High Yield—2% Issuer Cap Indexv (prior to August 24, 2021, known as the Bloomberg Barclays U.S. Corporate High Yield—2% Issuer Cap Index) and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 10.62% and 3.57%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased the Fund’s allocations to bank loans and high-yield corporate bonds. We also increased the Fund’s developed market currency exposure, particularly to the Norwegian krone, euro, Australian dollar and British pound. In contrast, we trimmed its exposures to emerging markets, investment-grade corporate bonds (mainly the Financials sector) and non-agency mortgage-backed securities.

During the reporting period, interest rate futures, options and swaps were used to manage the Fund’s duration and yield curvevii exposure. They detracted from performance. Equity index options, which were utilized primarily for hedging purposes, were also a headwind for results. Currency derivatives, including forward foreign currency contracts and options, were utilized to express positive or negative views on various developed and emerging market currencies. Such positions were used both as outright expressions of a market view and as part of the Fund’s hedging program. In aggregate, they modestly detracted from

2	Western Asset Income Fund 2021 Annual Report

performance. Single-name credit default swaps, as well as high-yield and investment-grade index swaps (CDX) and options on CDX, were used to manage the Fund’s high-yield and investment-grade corporate bond exposures. In aggregate, they slightly detracted from performance.

Performance review

For the twelve months ended July 31, 2021, Class A shares of Western Asset Income Fund, excluding sales charges, returned 8.23%. The Fund’s unmanaged benchmark, the Bloomberg U.S. Universal Index, returned 0.37% for the same period. The Lipper Multi-Sector Income Funds Category Averageviii returned 6.64% over the same time frame.

Performance Snapshot as of July 31, 2021 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Income Fund:
Class A	1.62%	8.23%
Class C	1.25%	7.65%
Class C1[1]	1.40%	7.92%
Class I	1.77%	8.70%
Class IS	1.80%	8.80%
Bloomberg U.S. Universal Index	0.48%	0.37%
Lipper Multi-Sector Income Funds Category Average	1.94%	6.64%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended July 31, 2021 for Class A, Class C, Class C1, Class I and Class IS shares were 3.11%, 2.54%, 2.85%, 3.59% and 3.62%, respectively. The 30-Day SEC Yield, calculated pursuant the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

[1]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Income Fund 2021 Annual Report	3

Fund overview (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 25, 2020, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class I and Class IS shares were 0.97%, 1.70%, 1.34%, 0.69% and 0.59%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The Fund generated a positive return during the reporting period. The largest contributor to its absolute performance was the Fund’s credit exposure as spreads tightened for both high-yield and investment-grade corporate bonds. An allocation to bank loans also added to results, as their spreads tightened over the reporting period. The Fund’s allocation to structured products, including non-agency residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities, was another contributor to returns. In particular, the Fund’s exposure to non-agency residential mortgage-backed securities was the largest positive for performance, followed by commercial mortgage-backed securities. An allocation to emerging markets debt was a modest contributor to returns, with exposures to Brazil and Argentina being the most additive for returns. Finally, the Fund’s currency exposure, overall, had a modest positive impact on performance. Within currencies, emerging markets were the most meaningful contributors, particularly the Russian ruble and Mexican peso, as they appreciated versus the U.S. dollar.

Q. What were the leading detractors from performance?

A. The largest detractor from its absolute performance was the Fund’s duration and yield curve positioning, which was adjusted throughout the period in response to the changing macro environment. Ultimately, the Fund benefited as rates moved sharply lower across the yield curve. Tail-risk hedging was a modest detractor given the U.S equity market’s strength during the reporting period.

Thank you for your investment in Western Asset Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

August 31, 2021

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to certain risks of overseas investing, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

4	Western Asset Income Fund 2021 Annual Report

Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. In addition, the Fund invests in high-yield securities, that is securities rated below the Baa/BBB categories, or, if unrated, those determined to be of comparable credit quality. Below investment grade securities are commonly referred to as “junk bonds”. These issues are lower rated and inherently more risky than higher rated fixed income securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of July 31, 2021 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 80 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2021 were: Consumer Discretionary (15.1%), Collateralized Mortgage Obligations (13.8%), Industrials (10.3%), Asset-Backed Securities (9.8%) and Energy (9.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Income Fund 2021 Annual Report	5

Fund overview (cont’d)

[i]

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

ii

Duration is the measure of the price sensitivity of a fixed income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Bloomberg U.S. Universal Index (prior to August 24, 2021, known as the Bloomberg Barclays U.S. Universal Index) represents the union of the Bloomberg U.S. Aggregate Index (prior to August 24, 2021, known as the Bloomberg Barclays U.S. Aggregate Index), the Bloomberg U.S. Corporate High Yield Index (prior to August 24, 2021, known as the Bloomberg Barclays U.S. Corporate High Yield Index), the Investment Grade 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Bloomberg U.S. Corporate High Yield—2% Issuer Cap Index (prior to August 24, 2021, known as the Bloomberg Barclays U.S. Corporate High Yield—2% Issuer Cap Index) is an index of the 2% Issuer Cap component of the Bloomberg U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2021, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 374 funds for the six-month period and among the 360 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	Western Asset Income Fund 2021 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of July 31, 2021 and July 31, 2020 and does not include derivatives, such as written options, futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Income Fund 2021 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2021 and held for the six months ended July 31, 2021.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	1.62%	$1,000.00	$1,016.20	0.91%	$4.55	Class A	5.00%	$1,000.00	$1,020.28	0.91%	$4.56
Class C	1.25	1,000.00	1,012.50	1.63	8.13	Class C	5.00	1,000.00	1,016.71	1.63	8.15
Class C1	1.40	1,000.00	1,014.00	1.34	6.69	Class C1	5.00	1,000.00	1,018.15	1.34	6.71
Class I	1.77	1,000.00	1,017.70	0.61	3.05	Class I	5.00	1,000.00	1,021.77	0.61	3.06
Class IS	1.80	1,000.00	1,018.00	0.54	2.70	Class IS	5.00	1,000.00	1,022.12	0.54	2.71

8	Western Asset Income Fund 2021 Annual Report

[1]	For the six months ended July 31, 2021.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Western Asset Income Fund 2021 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1[2]	Class I	Class IS
Twelve Months Ended 7/31/21	8.23%	7.65%	7.92%	8.70%	8.80%
Five Years Ended 7/31/21	4.63	3.92	4.22	4.97	5.07
Ten Years Ended 7/31/21	4.49	N/A	4.06	4.80	N/A
Inception* through 7/31/21	—	3.29	—	—	4.28

With sales charges[3]	Class A	Class C	Class C1[2]	Class I	Class IS
Twelve Months Ended 7/31/21	3.66%	6.65%	6.92%	8.70%	8.80%
Five Years Ended 7/31/21	3.72	3.92	4.22	4.97	5.07
Ten Years Ended 7/31/21	4.03	N/A	4.06	4.80	N/A
Inception* through 7/31/21	—	3.29	—	—	4.28

Cumulative total returns
Without sales charges[1]
Class A (7/31/11 through 7/31/21)	55.12%
Class C (Inception date of 8/1/12 through 7/31/21)	33.81
Class C1[2] (7/31/11 through 7/31/21)	48.91
Class I (7/31/11 through 7/31/21)	59.84
Class IS (Inception date of 10/23/14 through 7/31/21)	32.77

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]	Effective August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, C1, I and IS shares are November 6, 1992, August 1, 2012, March 19, 1993, October 10, 1995 and October 23, 2014, respectively.

10	Western Asset Income Fund 2021 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Income Fund vs. Bloomberg U.S. Universal Index†* — July 2011 - July 2021

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Income Fund on July 31, 2011, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2021. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Universal Index. The Bloomberg U.S. Universal Index (the “Index”) represents the union of the Bloomberg U.S. Aggregate Index, the Bloomberg U.S. Corporate High Yield Index, the Investment Grade 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other classes.

*	Prior to August 24, 2021, known as the Bloomberg Barclays U.S. Universal Index.

Prior to August 1, 2012, the Fund followed different investment strategies under the name “Legg Mason Western Asset Strategic Income Fund”.

Western Asset Income Fund 2021 Annual Report	11

Schedule of investments

July 31, 2021

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 39.2%
Communication Services — 4.2%
Diversified Telecommunication Services — 0.6%
Altice France Holding SA, Senior Secured Notes	10.500%	5/15/27	480,000	$528,633	(a)
Altice France SA, Senior Secured Notes	5.125%	7/15/29	1,330,000	1,341,518	(a)
Turk Telekomunikasyon AS, Senior Notes	6.875%	2/28/25	2,820,000	3,122,304	(a)
Verizon Communications Inc., Senior Notes	3.400%	3/22/41	1,340,000	1,451,458
Verizon Communications Inc., Senior Notes	3.550%	3/22/51	770,000	840,442
Verizon Communications Inc., Senior Notes	3.700%	3/22/61	1,110,000	1,230,728
Total Diversified Telecommunication Services				8,515,083
Entertainment — 0.5%
Allen Media LLC/Allen Media
Co-Issuer Inc., Senior Notes	10.500%	2/15/28	3,120,000	3,120,000	(a)
Netflix Inc., Senior Notes	6.375%	5/15/29	1,200,000	1,544,892
Netflix Inc., Senior Notes	4.875%	6/15/30	1,600,000	1,929,816	(a)
Total Entertainment				6,594,708
Interactive Media & Services — 0.2%
Rackspace Technology
Global Inc., Senior Secured Notes	3.500%	2/15/28	1,880,000	1,815,742	(a)
Twitter Inc., Senior Notes	3.875%	12/15/27	400,000	428,348	(a)
Total Interactive Media & Services				2,244,090
Media — 1.7%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.000%	2/1/28	1,060,000	1,112,735	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	5/1/32	2,330,000	2,445,836
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.125%	7/1/49	900,000	1,094,624
Clear Channel Outdoor Holdings Inc., Senior Notes	7.500%	6/1/29	3,330,000	3,461,069	(a)

See Notes to Financial Statements.

12	Western Asset Income Fund 2021 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
DIRECTV Holdings LLC/ DIRECTV Financing Co. Inc., Senior Secured Notes	5.875%	8/15/27	2,020,000	$2,091,003	(a)(b)
DISH DBS Corp., Senior Notes	5.125%	6/1/29	1,630,000	1,617,938	(a)
iHeartCommunications Inc., Senior Secured Notes	4.750%	1/15/28	2,580,000	2,678,840	(a)
Liberty Interactive LLC, Senior Notes	8.500%	7/15/29	2,090,000	2,403,813
Liberty Interactive LLC, Senior Notes	8.250%	2/1/30	520,000	595,143
Time Warner Cable LLC, Senior Secured Notes	6.550%	5/1/37	30,000	41,403
Time Warner Cable LLC, Senior Secured Notes	6.750%	6/15/39	1,320,000	1,880,019
Univision Communications Inc., Senior Secured Notes	9.500%	5/1/25	2,940,000	3,222,769	(a)
Total Media				22,645,192
Wireless Telecommunication Services — 1.2%
CSC Holdings LLC, Senior Notes	4.500%	11/15/31	1,840,000	1,856,100	(a)
Millicom International Cellular SA, Senior Notes	6.625%	10/15/26	936,000	984,246	(a)
Millicom International Cellular SA, Senior Notes	6.250%	3/25/29	1,944,000	2,121,536	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,040,000	1,604,329
Switch Ltd., Senior Notes	3.750%	9/15/28	1,400,000	1,435,042	(a)
Switch Ltd., Senior Notes	4.125%	6/15/29	1,230,000	1,268,819	(a)
T-Mobile USA Inc., Senior Notes	3.500%	4/15/31	2,630,000	2,762,084
Vmed O2 UK Financing I PLC, Senior Secured Notes	4.750%	7/15/31	2,000,000	2,044,920	(a)
VTR Comunicaciones SpA, Senior Secured Notes	5.125%	1/15/28	2,584,000	2,702,373	(a)
Total Wireless Telecommunication Services				16,779,449
Total Communication Services				56,778,522
Consumer Discretionary — 7.9%
Automobiles — 1.2%
Ford Motor Co., Senior Notes	8.500%	4/21/23	1,510,000	1,678,335

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	13

Schedule of investments (cont’d)

July 31, 2021

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Automobiles — continued
Ford Motor Credit Co. LLC, Senior Notes	5.125%	6/16/25	650,000		$716,625
Ford Motor Credit Co. LLC, Senior Notes	2.900%	2/16/28	2,000,000		2,005,250
Ford Motor Credit Co. LLC, Senior Notes	5.113%	5/3/29	2,540,000		2,879,458
Ford Motor Credit Co. LLC, Senior Notes	4.000%	11/13/30	1,460,000		1,545,950
Ford Motor Credit Co. LLC, Senior Notes	3.625%	6/17/31	410,000		425,422
Mclaren Finance PLC, Senior Secured Notes	7.500%	8/1/26	1,710,000		1,740,353	(a)(b)
PM General Purchaser LLC, Senior Secured Notes	9.500%	10/1/28	5,530,000		5,814,242	(a)
Total Automobiles					16,805,635
Distributors — 0.2%
American News Co. LLC, Secured Notes (8.500% Cash or 10.000% PIK)	8.500%	9/1/26	2,560,090		2,907,353	(a)(c)
Diversified Consumer Services — 1.0%
Adtalem Global Education Inc., Senior Secured Notes	5.500%	3/1/28	2,000,000		2,056,550	(a)
Carriage Services Inc., Senior Notes	4.250%	5/15/29	2,140,000		2,140,000	(a)
Co-operative Group Holdings 2011 Ltd., Senior Notes, Step bond (7.500% to 7/8/26 then 0.000%)	7.500%	7/8/26	1,650,000	GBP	2,763,780	(d)
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	6.250%	1/15/28	450,000		470,768	(a)
Prime Security Services Borrower LLC/Prime Finance Inc., Senior Secured Notes	3.375%	8/31/27	580,000		564,920	(a)
StoneMor Inc., Senior Secured Notes	8.500%	5/15/29	3,430,000		3,451,420	(a)
WW International Inc., Senior Secured Notes	4.500%	4/15/29	2,010,000		2,042,662	(a)
Total Diversified Consumer Services					13,490,100

See Notes to Financial Statements.

14	Western Asset Income Fund 2021 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — 3.3%
Boyne USA Inc., Senior Notes	4.750%	5/15/29	1,230,000		$1,269,975	(a)
Carnival Corp., Secured Notes	9.875%	8/1/27	4,500,000		5,163,525	(a)
Carnival PLC, Senior Secured Notes	7.875%	6/1/27	4,920,000		5,825,600
Carrols Restaurant Group Inc., Senior Notes	5.875%	7/1/29	1,120,000		1,087,800	(a)
CPUK Finance Ltd., Senior Secured Notes	7.239%	2/28/24	1,980,000	GBP	3,168,228	(d)
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	2/15/23	3,869,000		4,049,663	(a)
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	40,000		41,795
Las Vegas Sands Corp., Senior Notes	3.500%	8/18/26	1,030,000		1,086,172
Melco Resorts Finance Ltd., Senior Notes	5.375%	12/4/29	1,170,000		1,211,681	(a)
NCL Corp. Ltd., Senior Secured Notes	12.250%	5/15/24	3,930,000		4,642,332	(a)
NCL Corp. Ltd., Senior Secured Notes	10.250%	2/1/26	940,000		1,075,125	(a)
Royal Caribbean Cruises Ltd., Senior Secured Notes	11.500%	6/1/25	2,510,000		2,877,088	(a)
Saga PLC, Senior Notes	3.375%	5/12/24	1,200,000	GBP	1,619,493	(d)
Sands China Ltd., Senior Notes	5.125%	8/8/25	600,000		672,582
Sands China Ltd., Senior Notes	5.400%	8/8/28	800,000		936,180
Viking Cruises Ltd., Senior Notes	7.000%	2/15/29	550,000		554,199	(a)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	720,000		715,770	(a)
Wendy’s International LLC, Senior Notes	7.000%	12/15/25	1,325,000		1,491,042
Wheel Bidco Ltd., Senior Secured Notes	6.750%	7/15/26	2,490,000	GBP	3,474,252	(a)
Wynn Macau Ltd., Senior Notes	5.625%	8/26/28	1,590,000		1,631,976	(a)
Wynn Resorts Finance LLC/ Wynn Resorts Capital Corp., Senior Notes	7.750%	4/15/25	1,670,000		1,781,155	(a)
Total Hotels, Restaurants & Leisure					44,375,633

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	15

Schedule of investments (cont’d)

July 31, 2021

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Household Durables — 0.2%
MDC Holdings Inc., Senior Notes	6.000%	1/15/43	620,000		$821,221
TopBuild Corp., Senior Notes	3.625%	3/15/29	1,700,000		1,706,392	(a)
Total Household Durables					2,527,613
Internet & Direct Marketing Retail — 0.5%
MercadoLibre Inc., Senior Notes	3.125%	1/14/31	3,260,000		3,195,957
Prosus NV, Senior Notes	3.061%	7/13/31	3,310,000		3,274,635	(a)
Total Internet & Direct Marketing Retail					6,470,592
Specialty Retail — 1.5%
Bed Bath & Beyond Inc., Senior Notes	5.165%	8/1/44	3,363,000		3,201,576
L Brands Inc., Senior Notes	5.250%	2/1/28	4,950,000		5,577,264
L Brands Inc., Senior Notes	6.625%	10/1/30	420,000		485,100	(a)
Michaels Cos. Inc., Senior Notes	7.875%	5/1/29	2,310,000		2,400,136	(a)
Michaels Cos. Inc., Senior Secured Notes	5.250%	5/1/28	930,000		963,745	(a)
NMG Holding Co. Inc./Neiman Marcus Group LLC, Senior Secured Notes	7.125%	4/1/26	1,910,000		2,041,294	(a)
PetSmart Inc./PetSmart Finance Corp., Senior Notes	7.750%	2/15/29	500,000		548,873	(a)
PetSmart Inc./PetSmart Finance Corp., Senior Secured Notes	4.750%	2/15/28	2,300,000		2,391,103	(a)
Rent-A-Center Inc., Senior Notes	6.375%	2/15/29	1,630,000		1,755,771	(a)
Tendam Brands SAU, Senior Secured Notes	5.000%	9/15/24	150,000	EUR	178,424	(a)
Tendam Brands SAU, Senior Secured Notes (3 mo. EURIBOR + 5.250%, 5.250% floor)	5.250%	9/15/24	1,060,000	EUR	1,258,237	(a)(e)
Total Specialty Retail					20,801,523
Total Consumer Discretionary					107,378,449
Consumer Staples — 0.6%
Beverages — 0.1%
Triton Water Holdings Inc.,
Senior Notes	6.250%	4/1/29	1,870,000		1,874,834	(a)

See Notes to Financial Statements.

16	Western Asset Income Fund 2021 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Food & Staples Retailing — 0.1%
Prosperous Ray Ltd., Senior Notes	4.625%	11/12/23	690,000	$740,798	(d)
Food Products — 0.4%
Kraft Heinz Foods Co., Senior Notes	3.875%	5/15/27	40,000	44,331
Kraft Heinz Foods Co., Senior Notes	4.375%	6/1/46	1,900,000	2,193,244
Kraft Heinz Foods Co., Senior Notes	5.500%	6/1/50	330,000	442,799
Simmons Foods Inc./Simmons Prepared Foods Inc./Simmons Pet Food Inc./Simmons Feed Ingredients Inc., Secured Notes	4.625%	3/1/29	3,350,000	3,386,347	(a)
Total Food Products				6,066,721
Total Consumer Staples				8,682,353
Energy — 7.3%
Oil, Gas & Consumable Fuels — 7.3%
Berry Petroleum Co. LLC, Senior Notes	7.000%	2/15/26	6,080,000	6,004,000	(a)
Blue Racer Midstream LLC/ Blue Racer Finance Corp., Senior Notes	7.625%	12/15/25	3,345,000	3,605,341	(a)
Cenovus Energy Inc., Senior Notes	5.375%	7/15/25	510,000	582,134
Colgate Energy Partners III LLC, Senior Notes	5.875%	7/1/29	3,560,000	3,703,112	(a)
Comstock Resources Inc., Senior Notes	5.875%	1/15/30	1,090,000	1,098,104	(a)
DCP Midstream LP, Junior Subordinated Notes (7.375% to 12/15/22 then 3 mo. USD LIBOR + 5.148%)	7.375%	12/15/22	3,000,000	2,923,606	(e)(f)
DCP Midstream Operating LP, Senior Notes	6.750%	9/15/37	1,020,000	1,262,250	(a)
Devon Energy Corp., Senior Notes	5.000%	6/15/45	1,000,000	1,183,678
Endeavor Energy Resources LP/ EER Finance Inc., Senior Notes	5.500%	1/30/26	530,000	547,903	(a)
Endeavor Energy Resources LP/ EER Finance Inc., Senior Notes	5.750%	1/30/28	1,930,000	2,024,879	(a)

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	17

Schedule of investments (cont’d)

July 31, 2021

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Energy Transfer LP, Senior Notes	5.500%	6/1/27	510,000	$606,227
Energy Transfer LP, Senior Notes	5.350%	5/15/45	600,000	713,612
Enterprise Products Operating LLC, Senior Notes	5.100%	2/15/45	500,000	644,366
Enterprise Products Operating LLC, Senior Notes	3.700%	1/31/51	220,000	241,702
Enterprise Products Operating LLC, Senior Notes	3.950%	1/31/60	400,000	451,836
EQM Midstream Partners LP, Senior Notes	6.000%	7/1/25	330,000	359,809	(a)
EQM Midstream Partners LP, Senior Notes	6.500%	7/1/27	300,000	337,146	(a)
EQM Midstream Partners LP, Senior Notes	4.750%	1/15/31	1,000,000	1,018,915	(a)
EQT Corp., Senior Notes	3.125%	5/15/26	620,000	639,453	(a)
EQT Corp., Senior Notes	7.500%	2/1/30	1,450,000	1,906,670
EQT Corp., Senior Notes	3.625%	5/15/31	600,000	636,360	(a)
Gazprom PJSC Via Gaz Capital SA, Senior Notes	4.950%	3/23/27	1,770,000	1,973,780	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	5.625%	6/15/24	1,402,000	1,396,441
KazMunayGas National Co. JSC, Senior Notes	4.750%	4/19/27	3,070,000	3,501,949	(a)
KazTransGas JSC, Senior Notes	4.375%	9/26/27	2,320,000	2,570,548	(a)
MEG Energy Corp., Senior Notes	7.125%	2/1/27	1,870,000	1,967,493	(a)
MEG Energy Corp., Senior Notes	5.875%	2/1/29	2,010,000	2,080,571	(a)
NGPL PipeCo LLC, Senior Notes	7.768%	12/15/37	1,740,000	2,548,855	(a)
Northern Oil and Gas Inc., Senior Notes	8.125%	3/1/28	2,910,000	3,051,790	(a)
Oasis Petroleum Inc., Senior Notes	6.375%	6/1/26	2,830,000	2,932,644	(a)
Occidental Petroleum Corp., Senior Notes	6.625%	9/1/30	5,000,000	6,107,475
Occidental Petroleum Corp., Senior Notes	6.125%	1/1/31	190,000	224,713

See Notes to Financial Statements.

18	Western Asset Income Fund 2021 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	5.625%	10/15/27	1,960,000	$2,118,848	(a)
PBF Holding Co. LLC/PBF Finance Corp., Senior Secured Notes	9.250%	5/15/25	150,000	137,438	(a)
Penn Virginia Escrow LLC, Senior Notes	9.250%	8/15/26	2,350,000	2,331,764	(a)(b)
Petrobras Global Finance BV, Senior Notes	5.299%	1/27/25	3,000,000	3,366,255
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	3,660,000	4,089,702
Petroleos del Peru SA, Senior Notes	5.625%	6/19/47	3,000,000	3,101,250	(a)
Plains All American Pipeline LP, Junior Subordinated Notes (6.125% to 11/15/22 then 3 mo. USD LIBOR + 4.110%)	6.125%	11/15/22	720,000	645,300	(e)(f)
Range Resources Corp., Senior Notes	5.875%	7/1/22	574,000	581,887
Range Resources Corp., Senior Notes	5.000%	8/15/22	500,000	511,605
Range Resources Corp., Senior Notes	4.875%	5/15/25	590,000	613,299
Range Resources Corp., Senior Notes	9.250%	2/1/26	1,920,000	2,086,579
Range Resources Corp., Senior Notes	8.250%	1/15/29	3,405,000	3,774,715	(a)
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Senior Notes	6.000%	12/31/30	1,270,000	1,336,243	(a)
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	4.600%	3/15/48	1,260,000	1,551,945
Transportadora de Gas del Sur SA, Senior Notes	6.750%	5/2/25	1,890,000	1,783,725	(a)
Venture Global Calcasieu Pass LLC, Secured Secured Notes	4.125%	8/15/31	770,000	798,259	(a)(b)
Viper Energy Partners LP, Senior Notes	5.375%	11/1/27	3,705,000	3,890,991	(a)
Western Midstream Operating LP, Senior Notes	5.450%	4/1/44	1,970,000	2,219,008

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	19

Schedule of investments (cont’d)

July 31, 2021

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Western Midstream Operating LP, Senior Notes	5.300%	3/1/48	3,500,000		$3,867,623
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	540,000		847,644
YPF SA, Senior Secured Notes, Step bond (4.000% to 1/1/23 then 9.000%)	4.000%	2/12/26	1,097,430		929,853	(a)
Total Energy					99,431,295
Financials — 4.6%
Banks — 2.6%
Banco Bilbao Vizcaya Argentaria SA, Junior Subordinated Notes (5.875% to 9/24/23 then EUR 5 year Swap Rate + 5.660%)	5.875%	9/24/23	1,600,000	EUR	2,052,163	(d)(e)(f)
Banco Mercantil del Norte SA, Junior Subordinated Notes (6.875% to 7/6/22 then 5 year Treasury Constant Maturity Rate + 5.035%)	6.875%	7/6/22	200,000		206,618	(a)(e)(f)
Banco Mercantil del Norte SA, Junior Subordinated Notes (7.500% to 6/27/29 then 10 year Treasury Constant Maturity Rate + 5.470%)	7.500%	6/27/29	2,820,000		3,189,787	(a)(e)(f)
Banco Mercantil del Norte SA, Junior Subordinated Notes (7.625% to 1/10/28 then 10 year Treasury Constant Maturity Rate + 5.353%)	7.625%	1/10/28	200,000		228,483	(a)(e)(f)
Barclays PLC, Junior Subordinated Notes (7.750% to 9/15/23 then USD 5 year ICE Swap Rate + 4.842%)	7.750%	9/15/23	1,270,000		1,395,413	(e)(f)
Barclays PLC, Junior Subordinated Notes (8.000% to 6/15/24 then 5 year Treasury Constant Maturity Rate + 5.672%)	8.000%	6/15/24	990,000		1,123,031	(e)(f)

See Notes to Financial Statements.

20	Western Asset Income Fund 2021 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Barclays PLC, Subordinated Notes (2.000% to 2/7/23 then EUR 5 year Swap Rate + 1.900%)	2.000%	2/7/28	1,320,000	EUR	$1,606,095	(d)(e)
Cooperatieve Rabobank UA, Junior Subordinated Notes (4.625% to 12/29/25 then EUR 5 year Swap Rate + 4.098%)	4.625%	12/29/25	3,600,000	EUR	4,731,372	(d)(e)(f)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	1,010,000		1,232,373	(a)(e)(f)
HSBC Holdings PLC, Junior Subordinated Notes (5.250% to 9/16/22 then EUR 5 year Swap Rate + 4.383%)	5.250%	9/16/22	1,710,000	EUR	2,118,502	(d)(e)(f)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	1,050,000		1,186,623	(a)
Lloyds Banking Group PLC, Junior Subordinated Notes (4.947% to 6/27/25 then EUR 5 year Swap Rate + 5.290%)	4.947%	6/27/25	2,410,000	EUR	3,161,276	(d)(e)(f)
Lloyds Banking Group PLC, Junior Subordinated Notes (7.500% to 6/27/24 then USD 5 year ICE Swap Rate + 4.760%)	7.500%	6/27/24	1,040,000		1,174,930	(e)(f)
Natwest Group PLC, Junior Subordinated Notes (4.500% to 9/30/28 then U.K. Government Bonds 5 Year Note Generic Bid Yield + 3.992%)	4.500%	3/31/28	4,550,000	GBP	6,554,332	(e)(f)
Natwest Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year ICE Swap Rate + 7.598%)	8.625%	8/15/21	530,000		531,709	(e)(f)
Santander UK Group Holdings PLC, Junior Subordinated Notes (7.375% to 6/24/22 then GBP 5 year Swap Rate + 5.543%)	7.375%	6/24/22	790,000	GBP	1,158,118	(d)(e)(f)

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	21

Schedule of investments (cont’d)

July 31, 2021

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
UniCredit SpA, Subordinated Notes (5.459% to 6/30/30 then USD 5 year ICE Swap Rate + 4.750%)	5.459%	6/30/35	2,070,000	$2,289,343	(a)(e)
UniCredit SpA, Subordinated Notes (7.296% to 4/2/29 then USD 5 year ICE Swap Rate + 4.914%)	7.296%	4/2/34	990,000	1,204,198	(a)(e)
Total Banks				35,144,366
Capital Markets — 0.4%
Credit Suisse Group AG, Junior Subordinated Notes (7.250% to 9/12/25 then USD 5 year ICE Swap Rate + 4.332%)	7.250%	9/12/25	1,290,000	1,455,074	(a)(e)(f)
Credit Suisse Group AG, Junior Subordinated Notes (7.500% to 7/17/23 then USD 5 year ICE Swap Rate + 4.600%)	7.500%	7/17/23	610,000	661,850	(a)(e)(f)
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	2,860,000	3,144,413	(a)(e)(f)
Total Capital Markets				5,261,337
Consumer Finance — 0.5%
Midcap Financial Issuer Trust, Senior Notes	6.500%	5/1/28	2,090,000	2,175,366	(a)
Midcap Financial Issuer Trust, Senior Notes	5.625%	1/15/30	480,000	471,806	(a)
Navient Corp., Senior Notes	5.625%	8/1/33	740,000	719,728
Paysafe Finance PLC/Paysafe Holdings US Corp., Senior Secured Notes	4.000%	6/15/29	3,390,000	3,296,097	(a)
Total Consumer Finance				6,662,997
Diversified Financial Services — 0.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.300%	1/23/23	150,000	155,306
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.500%	9/15/23	1,340,000	1,434,521

See Notes to Financial Statements.

22	Western Asset Income Fund 2021 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
Aviation Capital Group LLC, Senior Notes	2.875%	1/20/22	550,000	$554,646	(a)
Global Aircraft Leasing Co. Ltd., Senior Notes (6.500% Cash or 7.250% PIK)	6.500%	9/15/24	4,129,689	4,155,500	(a)(c)
LD Holdings Group LLC, Senior Notes	6.125%	4/1/28	1,560,000	1,550,811	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	38,000	39,652	(a)
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	190,000	199,833	(a)
Vanguard Group Inc.	3.050%	8/22/50	1,330,000	1,265,761	(g)(h)
VistaJet Malta Finance PLC/XO Management Holding Inc., Senior Notes	10.500%	6/1/24	1,250,000	1,360,319	(a)
Total Diversified Financial Services				10,716,349
Mortgage Real Estate Investment Trusts (REITs) — 0.2%
Apollo Commercial Real Estate Finance Inc., Senior Secured Notes	4.625%	6/15/29	2,090,000	2,053,634	(a)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Notes	4.750%	6/15/29	940,000	937,650	(a)
Total Mortgage Real Estate Investment Trusts (REITs)				2,991,284
Thrifts & Mortgage Finance — 0.1%
NMI Holdings Inc., Senior Secured Notes	7.375%	6/1/25	1,700,000	1,943,619	(a)
Total Financials				62,719,952
Health Care — 2.5%
Health Care Providers & Services — 1.2%
Akumin Inc., Senior Secured Notes	7.000%	11/1/25	2,000,000	2,042,500	(a)
CHS/Community Health Systems Inc., Secured Notes	6.875%	4/15/29	3,705,000	3,911,887	(a)
CHS/Community Health Systems Inc., Secured Notes	6.125%	4/1/30	2,730,000	2,769,243	(a)
Legacy LifePoint Health LLC, Senior Secured Notes	4.375%	2/15/27	1,280,000	1,287,456	(a)
MPH Acquisition Holdings LLC, Senior Notes	5.750%	11/1/28	2,760,000	2,683,686	(a)

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	23

Schedule of investments (cont’d)

July 31, 2021

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Providers & Services — continued
Radiology Partners Inc., Senior Notes	9.250%	2/1/28	940,000		$1,016,253	(a)
US Renal Care Inc., Senior Notes	10.625%	7/15/27	1,690,000		1,838,002	(a)
Total Health Care Providers & Services					15,549,027
Pharmaceuticals — 1.3%
AdaptHealth LLC, Senior Notes	4.625%	8/1/29	1,260,000		1,256,831	(a)
Bausch Health Americas Inc., Senior Notes	8.500%	1/31/27	230,000		248,975	(a)
Bausch Health Cos. Inc., Senior Notes	5.000%	2/15/29	4,240,000		4,012,270	(a)
Cidron Aida Finco Sarl, Senior Secured Notes	6.250%	4/1/28	1,710,000	GBP	2,417,200	(a)
Endo Dac/Endo Finance LLC/Endo Finco Inc., Secured Notes	9.500%	7/31/27	3,470,000		3,485,441	(a)
Endo Luxembourg Finance Co. I Sarl/Endo US Inc., Senior Secured Notes	6.125%	4/1/29	2,050,000		2,040,252	(a)
Nidda BondCo GmbH, Senior Notes	5.000%	9/30/25	1,200,000	EUR	1,428,901	(d)
Teva Pharmaceutical Finance Co. LLC, Senior Notes	6.150%	2/1/36	1,930,000		2,130,392
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	990,000		951,242
Total Pharmaceuticals					17,971,504
Total Health Care					33,520,531
Industrials — 5.6%
Aerospace & Defense — 1.1%
Avolon Holdings Funding Ltd., Senior Notes	5.125%	10/1/23	790,000		854,270	(a)
Avolon Holdings Funding Ltd., Senior Notes	4.250%	4/15/26	1,020,000		1,116,068	(a)
Boeing Co., Senior Notes	2.196%	2/4/26	2,880,000		2,906,703
Boeing Co., Senior Notes	3.250%	2/1/35	1,230,000		1,274,702
Boeing Co., Senior Notes	5.805%	5/1/50	1,370,000		1,871,842
Boeing Co., Senior Notes	5.930%	5/1/60	1,920,000		2,661,099
TransDigm Inc., Senior Notes	7.500%	3/15/27	530,000		562,277
TransDigm Inc., Senior Notes	5.500%	11/15/27	1,330,000		1,374,888

See Notes to Financial Statements.

24	Western Asset Income Fund 2021 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Aerospace & Defense — continued
TransDigm Inc., Senior Secured Notes	8.000%	12/15/25	760,000	$817,019	(a)
TransDigm Inc., Senior Secured Notes	6.250%	3/15/26	960,000	1,008,000	(a)
Total Aerospace & Defense				14,446,868
Air Freight & Logistics — 0.2%
XPO CNW Inc., Senior Notes	6.700%	5/1/34	2,370,000	2,851,916
Airlines — 1.5%
Air Canada, Senior Secured Notes	3.875%	8/15/26	1,580,000	1,585,767	(a)(b)
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.750%	4/20/29	2,570,000	2,775,420	(a)
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	1,080,000	1,271,067	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	5,200,000	5,816,535	(a)
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., Senior Secured Notes	5.750%	1/20/26	1,730,000	1,815,618	(a)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes	6.500%	6/20/27	3,000,000	3,270,000	(a)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	1,841,999	2,070,619	(a)
United Airlines Inc., Senior Secured Notes	4.375%	4/15/26	410,000	422,353	(a)
United Airlines Inc., Senior Secured Notes	4.625%	4/15/29	760,000	782,800	(a)
United Airlines Pass-Through Trust	4.875%	1/15/26	784,770	824,606
Total Airlines				20,634,785
Commercial Services & Supplies — 1.1%
Allied Universal Holdco LLC/Allied Universal Finance Corp., Senior Notes	6.000%	6/1/29	1,050,000	1,052,656	(a)

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	25

Schedule of investments (cont’d)

July 31, 2021

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Services & Supplies — continued
Allied Universal Holdco LLC/Allied Universal Finance Corp., Senior Secured Notes	6.625%	7/15/26	900,000		$954,000	(a)
Allied Universal Holdco LLC/Allied Universal Finance Corp./ Atlas Luxco 4 Sarl, Senior Secured Notes	4.625%	6/1/28	1,370,000		1,371,713	(a)
CoreCivic Inc., Senior Notes	4.625%	5/1/23	430,000		434,567
CoreCivic Inc., Senior Notes	8.250%	4/15/26	3,510,000		3,726,286
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer Inc., Senior Secured Notes	5.000%	2/1/26	2,470,000		2,562,625	(a)
Madison IAQ LLC, Senior Notes	5.875%	6/30/29	2,830,000		2,863,818	(a)
RR Donnelley & Sons Co., Senior Secured Notes	6.125%	11/1/26	2,361,000		2,489,344	(a)
Total Commercial Services & Supplies					15,455,009
Construction & Engineering — 0.0%††
CalAtlantic Group Inc., Senior Notes	5.250%	6/1/26	250,000		255,607
Containers & Packaging — 0.2%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, Senior Notes	4.000%	9/1/29	2,000,000		2,007,500	(a)
Industrial Conglomerates — 0.1%
General Electric Co., Senior Notes	6.875%	1/10/39	424,000		646,577
Machinery — 0.4%
Granite US Holdings Corp., Senior Notes	11.000%	10/1/27	2,880,000		3,211,819	(a)
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	2,817,000		2,874,608
Total Machinery					6,086,427
Trading Companies & Distributors — 0.7%
BCPE Empire Holdings Inc., Senior Notes	7.625%	5/1/27	1,130,000		1,137,164	(a)
Doman Building Materials Group Ltd., Senior Notes	5.250%	5/15/26	1,560,000	CAD	1,260,285	(a)
H&E Equipment Services Inc., Senior Notes	3.875%	12/15/28	2,010,000		1,995,307	(a)

See Notes to Financial Statements.

26	Western Asset Income Fund 2021 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Trading Companies & Distributors — continued
United Rentals North America Inc., Secured Notes	3.875%	11/15/27	2,700,000	$2,828,898
United Rentals North America Inc., Senior Notes	5.250%	1/15/30	2,200,000	2,410,419
Total Trading Companies & Distributors				9,632,073
Transportation Infrastructure — 0.3%
DP World Ltd., Senior Notes	5.625%	9/25/48	3,580,000	4,493,240	(a)
Total Industrials				76,510,002
Information Technology — 1.2%
Communications Equipment — 0.3%
CommScope Inc., Senior Notes	8.250%	3/1/27	3,320,000	3,519,316	(a)
IT Services — 0.4%
Acuris Finance US Inc./Acuris Finance SARL, Senior Secured Notes	5.000%	5/1/28	1,230,000	1,221,642	(a)
Clarivate Science Holdings Corp., Senior Notes	4.875%	6/30/29	1,090,000	1,100,704	(a)
Gartner Inc., Senior Notes	3.750%	10/1/30	1,020,000	1,049,494	(a)
Shift4 Payments LLC/Shift4 Payments Finance Sub Inc., Senior Notes	4.625%	11/1/26	2,427,000	2,535,159	(a)
Total IT Services				5,906,999
Software — 0.5%
Black Knight InfoServ LLC, Senior Notes	3.625%	9/1/28	2,010,000	2,016,834	(a)
Blackboard Inc., Secured Notes	10.375%	11/15/24	1,420,000	1,488,337	(a)
Blast Motion Inc., Senior Secured Notes	7.000%	1/15/24	850,000	849,363	(a)(g)(h)
Rocket Software Inc., Senior Notes	6.500%	2/15/29	480,000	478,222	(a)
Uniquify Inc., Senior Secured Notes	6.000%	6/15/24	750,000	754,645	(a)
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., Senior Notes	3.875%	2/1/29	1,550,000	1,554,797	(a)
Total Software				7,142,198
Total Information Technology				16,568,513

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	27

Schedule of investments (cont’d)

July 31, 2021

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Materials — 3.2%
Chemicals — 0.7%
Braskem Netherlands Finance BV, Senior Notes	4.500%	1/10/28	3,250,000	$3,445,162	(a)
MEGlobal Canada ULC, Senior Notes	5.875%	5/18/30	2,550,000	3,173,042	(a)
Sasol Financing USA LLC, Senior Notes	4.375%	9/18/26	1,690,000	1,735,706
Sasol Financing USA LLC, Senior Notes	5.500%	3/18/31	1,690,000	1,764,360
Total Chemicals				10,118,270
Construction Materials — 0.3%
SRM Escrow Issuer LLC, Senior Secured Notes	6.000%	11/1/28	3,120,000	3,334,843	(a)
Containers & Packaging — 0.2%
ARD Finance SA, Senior
Secured Notes (6.500% Cashor 7.250% PIK)	6.500%	6/30/27	2,000,000	2,112,400	(a)(c)
Pactiv LLC, Senior Notes	8.375%	4/15/27	590,000	678,990
Total Containers & Packaging				2,791,390
Metals & Mining — 1.6%
First Quantum Minerals Ltd., Senior Notes	6.875%	3/1/26	5,670,000	5,935,356	(a)
First Quantum Minerals Ltd., Senior Notes	6.875%	10/15/27	3,230,000	3,504,760	(a)
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	860,000	1,106,665
Hudbay Minerals Inc., Senior Notes	4.500%	4/1/26	1,030,000	1,049,313	(a)
Hudbay Minerals Inc., Senior Notes	6.125%	4/1/29	3,100,000	3,348,000	(a)
Vale Overseas Ltd., Senior Notes	6.250%	8/10/26	810,000	973,337
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	1,890,000	2,676,731
Volcan Cia Minera SAA, Senior Notes	4.375%	2/11/26	3,200,000	3,099,104	(a)
Total Metals & Mining				21,693,266

See Notes to Financial Statements.

28	Western Asset Income Fund 2021 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Paper & Forest Products — 0.4%
Suzano Austria GmbH, Senior Notes	6.000%	1/15/29	3,090,000		$3,685,134
Suzano Austria GmbH, Senior Notes	3.125%	1/15/32	2,100,000		2,083,725
Total Paper & Forest Products					5,768,859
Total Materials					43,706,628
Real Estate — 1.2%
Equity Real Estate Investment Trusts (REITs) — 0.8%
Diversified Healthcare Trust, Senior Notes	9.750%	6/15/25	760,000		841,293
Diversified Healthcare Trust, Senior Notes	4.750%	2/15/28	610,000		617,412
Diversified Healthcare Trust, Senior Notes	4.375%	3/1/31	280,000		273,704
GEO Group Inc., Senior Notes	5.875%	10/15/24	4,000,000		3,570,300
IIP Operating Partnership LP, Senior Notes	5.500%	5/25/26	1,280,000		1,339,452	(a)
MPT Operating Partnership LP/ MPT Finance Corp., Senior Notes	3.692%	6/5/28	1,515,000	GBP	2,260,847
Service Properties Trust, Senior Notes	5.500%	12/15/27	2,320,000		2,477,185
Total Equity Real Estate Investment Trusts (REITs)					11,380,193
Real Estate Management & Development — 0.4%
Five Point Operating Co. LP/Five Point Capital Corp., Senior Notes	7.875%	11/15/25	1,000,000		1,048,820	(a)
Realogy Group LLC/Realogy Co-Issuer Corp., Secured Notes	7.625%	6/15/25	490,000		528,588	(a)
Realogy Group LLC/Realogy Co-Issuer Corp., Senior Notes	5.750%	1/15/29	2,700,000		2,835,067	(a)
Swire Pacific MTN Financing Ltd., Senior Notes	4.500%	10/9/23	1,230,000		1,326,267	(d)
Total Real Estate Management & Development					5,738,742
Total Real Estate					17,118,935
Utilities — 0.9%
Electric Utilities — 0.7%
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	340,000		475,664
NRG Energy Inc., Senior Notes	3.625%	2/15/31	1,500,000		1,513,388	(a)

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	29

Schedule of investments (cont’d)

July 31, 2021

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Electric Utilities — continued
Talen Energy Supply LLC, Senior Notes	10.500%	1/15/26	700,000	$467,250	(a)
Talen Energy Supply LLC, Senior Secured Notes	7.250%	5/15/27	400,000	365,432	(a)
Talen Energy Supply LLC, Senior Secured Notes	6.625%	1/15/28	1,410,000	1,254,949	(a)
TransAlta Corp., Senior Notes	6.500%	3/15/40	4,304,000	4,960,360
Total Electric Utilities				9,037,043
Gas Utilities — 0.2%
Suburban Propane Partners LP/ Suburban Energy Finance Corp., Senior Notes	5.000%	6/1/31	1,020,000	1,062,483	(a)
Superior Plus LP/Superior General Partner Inc., Senior Notes	4.500%	3/15/29	1,270,000	1,308,284	(a)
Total Gas Utilities				2,370,767
Independent Power and Renewable Electricity Producers — 0.0%††
AES Corp., Senior Notes	2.450%	1/15/31	540,000	546,848	(a)
Total Utilities				11,954,658
Total Corporate Bonds & Notes (Cost — $516,458,873)				534,369,838
Senior Loans — 26.3%
Communication Services — 2.3%
Diversified Telecommunication Services — 0.4%
Delta TopCo Inc., First Lien Term Loan (the greater of 6 mo. USD LIBOR or 0.750% + 3.750%)	4.500%	12/1/27	3,511,200	3,514,132	(e)(i)(j)
ORBCOMM Inc., Term Loan B	—	6/17/28	1,480,000	1,480,932	(k)
Total Diversified Telecommunication Services				4,995,064
Entertainment — 0.5%
Allen Media LLC, Initial Term Loan (3 mo. USD LIBOR + 5.500%)	5.647%	2/10/27	3,727,645	3,705,279	(e)(i)(j)
AMC Entertainment Holdings Inc., Term Loan B1	—	4/22/26	1,466,250	1,306,693	(k)

See Notes to Financial Statements.

30	Western Asset Income Fund 2021 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Entertainment — continued
Cinemark USA Inc., Additional Term Loan (1 mo. USD LIBOR + 1.750%)	1.850%	3/31/25	247,436	$232,899	(e)(i)(j)
William Morris Endeavor Entertainment LLC, New Term Loan B1 (1 mo. USD LIBOR + 2.750%)	2.850%	5/18/25	1,180,945	1,150,583	(e)(i)(j)
Total Entertainment				6,395,454
Interactive Media & Services — 0.3%
Rackspace Technology Global Inc., Term Loan B (the greater of 3 mo. USD LIBOR or 0.750% + 2.750%)	3.500%	2/15/28	4,618,425	4,569,978	(e)(i)(j)
Media — 1.1%
Applovin Corp., Initial Term Loan (1 mo. USD LIBOR + 3.250%)	3.342%	8/15/25	257,110	255,571	(e)(i)(j)
DIRECTV Financing LLC, Term Loan	—	7/22/27	3,000,000	2,997,765	(k)
Entercom Media Corp., Term Loan B2 (1 mo. USD LIBOR + 2.500%)	2.588%	11/18/24	485,204	479,442	(e)(i)(j)
iHeartCommunications Inc., New Term Loan (1 mo. USD LIBOR + 3.000%)	3.092%	5/1/26	4,288,564	4,237,637	(e)(i)(j)
Terrier Media Buyer Inc., 2021 Refinancing Term Loan B (1 mo. USD LIBOR + 3.500%)	3.592%	12/17/26	1,270,665	1,259,636	(e)(i)(j)
Univision Communications Inc., 2021 Replacement Term Loan (the greater of 1 mo. USD LIBOR or 0.750% + 3.250%)	4.000%	3/15/26	1,253,461	1,252,940	(e)(i)(j)
Virgin Media Bristol LLC, Term Loan Facility N (1 mo. USD LIBOR + 2.500%)	2.593%	1/31/28	1,588,574	1,566,072	(e)(i)(j)

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	31

Schedule of investments (cont’d)

July 31, 2021

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Virgin Media Bristol LLC, Term Loan Facility Q (1 mo. USD LIBOR + 3.250%)	3.343%	1/31/29	2,940,000	$2,930,607	(e)(i)(j)
Ziggo Financing Partnership, Term Loan I (1 mo. USD LIBOR + 2.500%)	2.593%	4/30/28	120,000	118,159	(e)(i)(j)
Total Media				15,097,829
Total Communication Services				31,058,325
Consumer Discretionary — 7.1%
Auto Components — 0.7%
American Axle & Manufacturing Inc., Term Loan B (the greater of 1 mo. USD LIBOR or 0.750% + 2.250%)	3.000%	4/6/24	389,123	388,697	(e)(i)(j)
Autokiniton US Holdings Inc., Closing Date Term Loan B (the greater of 1 yr USD LIBOR or 0.500% + 4.500%)	5.000%	4/6/28	2,400,000	2,416,872	(e)(i)(j)
Clarios Global LP, First Amendment First Lien Dollar Term Loan (1 mo. USD LIBOR + 3.250%)	3.342%	4/30/26	4,998,385	4,967,145	(e)(i)(j)
First Brands Group LLC, 2021 First Lien Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 5.000%)	6.000%	3/30/27	1,406,475	1,424,499	(e)(i)(j)
First Brands Group LLC, 2021 Second Lien Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 8.500%)	9.500%	3/30/28	830,000	840,375	(e)(h)(i)(j)
Total Auto Components				10,037,588
Diversified Consumer Services — 0.5%
Adtalem Global Education Inc., First Lien Term Loan B	—	2/14/28	4,560,000	4,566,270	(k)
Prime Security Services Borrower LLC, 2021 Refinancing Term Loan B1	3.500%	9/23/26	1,556,329	1,551,248	(e)(i)(j)
TruGreen LP, Second Lien Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 8.500%)	9.250%	11/2/28	320,000	328,000	(e)(h)(i)(j)
Total Diversified Consumer Services				6,445,518

See Notes to Financial Statements.

32	Western Asset Income Fund 2021 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — 2.1%
Alterra Mountain Co., First Lien Term Loan (the greater of 1 mo. USD LIBOR or 1.000% + 4.500%)	5.500%	8/1/26	839,375	$841,477	(e)(i)(j)
Alterra Mountain Co., Initial Term Loan (1 mo. USD LIBOR + 2.750%)	2.842%	7/31/24	1,003,600	994,608	(e)(i)(j)
Aristocrat Technologies Inc., Initial Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 3.750%)	4.750%	10/19/24	3,568,603	3,575,865	(e)(i)(j)
Boyd Gaming Corp., Refinancing Term Loan B (1 week USD LIBOR + 2.250%)	2.334%	9/15/23	1,181,320	1,179,844	(e)(i)(j)
Caesars Resort Collection LLC, Term Loan B (1 mo. USD LIBOR + 2.750%)	2.854%	12/23/24	4,189,153	4,147,869	(e)(i)(j)
Caesars Resort Collection LLC, Term Loan B1 (1 mo. USD LIBOR + 4.500%)	4.592%	7/21/25	912,254	914,270	(e)(i)(j)
Carnival Corp., New Term Loan B (the greater of 3 mo. USD LIBOR or 0.750% + 3.000%)	3.750%	6/30/25	2,429,849	2,416,946	(e)(i)(j)
ClubCorp. Holdings Inc., First Lien Term Loan B (3 mo. USD LIBOR + 2.750%)	2.897%	9/18/24	3,432,171	3,253,938	(e)(i)(j)
Equinox Holdings Inc., Term Loan B2 (the greater of 3 mo. USD LIBOR or 1.000% + 9.000%)	10.000%	3/8/24	396,000	396,990	(e)(h)(i)(j)
Playa Resorts Holding BV, Initial Term Loan (the greater of 1 mo. USD LIBOR or 1.000% + 2.750%)	3.750%	4/29/24	3,461,647	3,337,253	(e)(i)(j)
Royal Caribbean Cruises Ltd.	—	4/5/22	670,000	648,781	(k)

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	33

Schedule of investments (cont’d)

July 31, 2021

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Scientific Games International Inc., Initial Term Loan B5 (1 mo. USD LIBOR + 2.750%)	2.842%	8/14/24	4,975,817	$4,909,141	(e)(i)(j)
Station Casinos LLC, Term Loan Facility B1 (the greater of 1 mo. USD LIBOR or 0.250% + 2.250%)	2.500%	2/8/27	1,984,679	1,954,909	(e)(i)(j)
Total Hotels, Restaurants & Leisure				28,571,891
Internet & Direct Marketing Retail — 0.1%
CNT Holdings I Corp., First Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 3.750%)	4.500%	11/8/27	1,177,050	1,176,132	(e)(i)(j)
Leisure Products — 0.2%
Hayward Industries Inc., First Lien Initial Term Loan (the greater of 1 mo. USD LIBOR or 0.500% + 2.750%)	3.250%	5/12/28	2,910,000	2,888,175	(e)(i)(j)
Specialty Retail — 3.5%
Academy Ltd., Refinancing Term Loan (the greater of 1 mo. USD LIBOR or 0.750% + 3.750%)	4.500%	11/5/27	2,925,169	2,930,653	(e)(i)(j)
CWGS Group LLC, Term Loan B (the greater of 1 mo. USD LIBOR or 0.750% + 2.500%)	3.250%	6/3/28	997,500	987,026	(e)(i)(j)
Empire Today LLC, Closing Date Term Loan (the greater of 1 mo. USD LIBOR or 0.750% + 5.000%)	5.750%	4/3/28	3,200,000	3,224,000	(e)(i)(j)
Gannett Holdings LLC, First Lien Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 7.000%)	7.750%	1/29/26	1,459,550	1,473,539	(e)(i)(j)
Great Outdoors Group LLC, Term Loan B1 (the greater of 6 mo. USD LIBOR or 0.750% + 4.250%)	5.000%	3/6/28	4,975,000	4,988,681	(e)(i)(j)

See Notes to Financial Statements.

34	Western Asset Income Fund 2021 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — continued
IRB Holding Corp., Term Loan B (the greater of 3 mo. USD LIBOR or 1.000% + 2.750%)	3.750%	2/5/25	177,704	$177,017	(e)(i)(j)
Leslie’s Poolmart Inc., Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.500% + 2.750%)	3.250%	3/9/28	6,982,500	6,951,393	(e)(i)(j)
LS Group OpCo Acquisition LLC, Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.500% + 3.500%)	4.000%	11/2/27	557,200	557,665	(e)(i)(j)
Mavis Tire Express Services Topco Corp., First Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 4.000%)	4.750%	5/4/28	4,380,000	4,380,679	(e)(i)(j)
Michaels Cos. Inc., Term Loan B (the greater of 1 mo. USD LIBOR or 0.750% + 4.250%)	5.000%	4/15/28	3,850,000	3,857,912	(e)(i)(j)
Petco Health and Wellness Co. Inc., First Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 3.250%)	4.000%	3/3/28	548,625	546,867	(e)(i)(j)
PetsMart LLC, Initial Term Loan (the greater of 6 mo. USD LIBOR or 0.750% + 3.750%)	4.500%	2/11/28	5,000,000	5,004,375	(e)(i)(j)
RVR Dealership Holdings LLC, Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 4.000%)	4.750%	2/8/28	1,496,250	1,493,452	(e)(i)(j)
Whatabrands LLC, 2020 Refinancing Term Loan (1 mo. USD LIBOR + 2.750%)	2.839%	7/31/26	5,301,969	5,300,008	(e)(i)(j)
Whatabrands LLC, Term Loan B	—	7/21/28	6,460,000	6,437,778	(k)
Total Specialty Retail				48,311,045
Total Consumer Discretionary				97,430,349

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	35

Schedule of investments (cont’d)

July 31, 2021

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Consumer Staples — 0.7%
Beverages — 0.4%
City Brewing Co. LLC, First Lien Closing Date Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 3.500%)	4.250%	4/5/28	1,520,000		$1,513,350	(e)(i)(j)
Triton Water Holdings Inc., First Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.500% + 3.500%)	4.000%	3/31/28	3,530,000		3,507,726	(e)(i)(j)
Total Beverages					5,021,076
Food & Staples Retailing — 0.2%
Froneri International PLC, Term Loan Facility B1 (the greater of 6 mo. EURIBOR or 0.000% + 2.375%)	2.375%	1/29/27	470,000	EUR	547,025	(e)(i)(j)
Froneri U.S. Inc., Term Loan Facility B2 (1 mo. USD LIBOR + 2.250%)	2.342%	1/29/27	1,217,700		1,197,383	(e)(i)(j)
US Foods Inc., 2019 Incremental Term Loan B (1 mo. USD LIBOR + 2.000%)	2.092%	9/13/26	1,127,962		1,109,639	(e)(i)(j)
Total Food & Staples Retailing					2,854,047
Food Products — 0.1%
8th Avenue Food & Provisions Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.750%)	7.839%	10/1/26	260,000		259,458	(e)(i)(j)
Sovos Brands Intermediate, Inc., First Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 4.250%)	5.000%	6/8/28	1,050,000		1,052,299	(e)(i)(j)
Total Food Products					1,311,757
Total Consumer Staples					9,186,880
Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Pilot Travel Centers LLC, Term Loan B	—	7/29/28	3,670,000		3,656,238	(h)(k)

See Notes to Financial Statements.

36	Western Asset Income Fund 2021 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Financials — 3.3%
Capital Markets — 0.4%
Cardinal Parent Inc., First Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 4.500%)	5.250%	11/12/27	992,014	$993,948	(e)(i)(j)
Focus Financial Partners LLC, First Lien Delayed Draw Term Loan	—	6/23/28	410,625	406,929	(k)
Focus Financial Partners LLC, First Lien Term Loan B4 (the greater of 1 mo. USD LIBOR or 0.500% + 2.500%)	3.000%	6/24/28	1,779,375	1,763,361	(e)(i)(j)
Focus Financial Partners LLC, Term Loan B3 (1 mo. USD LIBOR + 2.000%)	2.092%	7/3/24	2,984,209	2,948,309	(e)(i)(j)
Total Capital Markets				6,112,547
Diversified Financial Services — 1.7%
Citadel Securities LP, 2021 Term Loan (1 mo. USD LIBOR + 2.500%)	2.604%	2/2/28	1,562,130	1,537,581	(e)(i)(j)
Deerfield Dakota Holding LLC, 2021 Replacement Term Loan (the greater of 1 mo. USD LIBOR or 0.750% + 6.750%)	7.500%	4/7/28	1,180,000	1,210,238	(e)(i)(j)
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan (the greater of 1 mo. USD LIBOR or 1.000% + 3.750%)	4.750%	4/9/27	376,200	376,877	(e)(i)(j)
Greystone Select Financial LLC, Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 5.000%)	5.750%	6/16/28	2,332,800	2,338,632	(e)(i)(j)
Hudson River Trading LLC, Term Loan (1 mo. USD LIBOR + 3.000%)	3.092%	3/20/28	4,149,600	4,089,078	(e)(i)(j)
Jane Street Group LLC	—	1/26/28	1,760,000	1,735,800	(k)
Jane Street Group LLC, Dollar Term Loan	2.839-2.842%	1/26/28	3,293,954	3,248,662	(e)(i)(j)
Resolute Investment Managers Inc.	—	4/30/24	1,770,000	1,763,363	(h)(k)

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	37

Schedule of investments (cont’d)

July 31, 2021

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
TKC Holdings Inc., Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 5.500%)	6.500%	5/15/28	4,580,000	$4,532,780	(e)(i)(j)
UFC Holdings LLC, Term Loan B3 (the greater of 6 mo. USD LIBOR or 0.750% + 2.750%)	3.500%	4/29/26	3,463	3,446	(e)(i)(j)
VFH Parent LLC, Initial Term Loan (1 mo. USD LIBOR + 3.000%)	3.085%	3/1/26	2,028,296	2,016,339	(e)(i)(j)
Total Diversified Financial Services				22,852,796
Insurance — 0.9%
Acrisure LLC, 2020 Term Loan B (2 mo. USD LIBOR + 3.500%)	3.607%	2/15/27	523,375	514,936	(e)(i)(j)
AmeriLife Holdings LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.000%)	4.104%	3/18/27	237,636	237,835	(e)(i)(j)
Asurion LLC, New Term Loan B7 (1 mo. USD LIBOR + 3.000%)	3.092%	11/3/24	1,610,837	1,586,675	(e)(i)(j)
Asurion LLC, New Term Loan B8 (1 mo. USD LIBOR + 3.250%)	3.342%	12/23/26	2,579,330	2,534,591	(e)(i)(j)(k)
Asurion LLC, New Term Loan B9 (1 mo. USD LIBOR + 3.250%)	3.342%	7/31/27	1,596,000	1,569,570	(e)(i)(j)
Asurion LLC, Term Loan B4	—	1/14/29	3,890,000	3,876,618	(k)
Ryan Specialty Group, LLC, Term Loan B1 (the greater of 1 mo. USD LIBOR or 0.500% + 3.250%)	3.750%	9/1/27	428,919	427,982	(e)(i)(j)
Sedgwick Claims Management Services Inc., 2020 Term Loan (the greater of 1 mo. USD LIBOR or 1.000% + 4.250%)	5.250%	9/3/26	265,950	266,671	(e)(i)(j)
Sedgwick Claims Management Services Inc., Term Loan (1 mo. USD LIBOR + 3.250%)	3.342%	12/31/25	1,169,018	1,152,289	(e)(i)(j)
Total Insurance				12,167,167

See Notes to Financial Statements.

38	Western Asset Income Fund 2021 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Mortgage Real Estate Investment Trusts (REITs) — 0.3%
Apollo Commercial Real Estate Finance Inc., Initial Term Loan (1 mo. USD LIBOR + 2.750%)	2.839%	5/15/26	3,402,640	$3,347,347	(e)(h)(i)(j)
Apollo Commercial Real Estate Finance Inc., Term Loan B1 (the greater of 1 mo. USD LIBOR or 0.500% + 3.500%)	4.000%	3/11/28	1,117,200	1,110,217	(e)(h)(i)(j)
Total Mortgage Real Estate Investment Trusts (REITs)				4,457,564
Total Financials				45,590,074
Health Care — 4.4%
Health Care Equipment & Supplies — 0.4%
Radiology Partners Inc.,
Replacement Term Loan B (1 mo. USD LIBOR + 4.250%)	4.346-4.350%	7/9/25	5,000,000	4,993,750	(e)(i)(j)
Health Care Providers & Services — 2.3%
Bioscrip Inc., First Lien Term Loan B (1 mo. USD LIBOR + 3.750%)	3.842%	8/6/26	4,524,035	4,509,332	(e)(i)(j)
EyeCare Partners LLC, First Lien Initial Term Loan (2 mo. USD LIBOR + 3.750%)	3.857%	2/18/27	1,107,623	1,096,863	(e)(i)(j)
EyeCare Partners LLC, Second Lien Initial Term Loan (2 mo. USD LIBOR + 8.250%)	8.357%	2/4/28	810,000	802,131	(e)(i)(j)
Global Medical Response Inc., 2020 Term Loan	5.750%	10/2/25	1,515,341	1,519,531	(e)(i)(j)
Grifols Worldwide Operations USA Inc., Dollar Term Loan B (1 week USD LIBOR + 2.000%)	2.084%	11/15/27	1,468,274	1,450,427	(e)(i)(j)(k)
Maravai Intermediate Holdings LLC, Initial Term Loan (the greater of 1 mo. USD LIBOR or 1.000% + 3.750%)	4.750%	10/19/27	218,800	219,484	(e)(i)(j)
One Call Corp., First Lien Term Loan B (the greater of 3 mo. USD LIBOR or 0.750% + 5.500%)	6.250%	4/22/27	3,850,000	3,883,687	(e)(i)(j)
Phoenix Guarantor Inc., Term Loan B1 (1 mo. USD LIBOR + 3.250%)	3.339%	3/5/26	4,978,729	4,922,096	(e)(i)(j)

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	39

Schedule of investments (cont’d)

July 31, 2021

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Sterigenics-Nordion Holdings LLC, Term Loan (the greater of 3 mo. USD LIBOR or 0.500% + 2.750%)	3.250%	12/11/26	5,000,000	$4,986,475	(e)(i)(j)
U.S. Renal Care Inc., First Lien Term Loan B (1 mo. USD LIBOR + 5.000%)	5.092%	6/26/26	3,657,774	3,666,589	(e)(i)(j)
WP CityMD Bidco LLC, Refinancing Term Loan (the greater of 1 mo. USD LIBOR or 0.750% + 3.750%)	4.500%	8/13/26	4,665,356	4,670,861	(e)(i)(j)
Total Health Care Providers & Services				31,727,476
Health Care Technology — 0.4%
AthenaHealth Inc., Additional Term Loan B1 (3 mo. USD LIBOR + 4.250%)	4.410%	2/11/26	1,570,115	1,572,470	(e)(i)(j)
Virgin Pulse Inc., First Lien Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 4.000%)	4.750%	4/6/28	3,810,000	3,793,350	(e)(i)(j)
Total Health Care Technology				5,365,820
Life Sciences Tools & Services — 0.7%
ICON Luxembourg Sarl, Term Loan (the greater of 3 mo. USD LIBOR or 0.500% + 2.500%)	3.000%	7/3/28	3,178,160	3,175,315	(e)(i)(j)
Parexel International Corp., Initial Term Loan (1 mo. USD LIBOR + 2.750%)	2.842%	9/27/24	4,996,803	4,986,759	(e)(i)(j)
PRA Health Sciences Inc., Term Loan (the greater of 3 mo. USD LIBOR or 0.500% + 2.500%)	3.000%	7/3/28	791,840	791,132	(e)(i)(j)
Precision Medicine Group LLC, Initial Delayed Draw Term Loan	—	11/18/27	138,461	138,116	(k)
Precision Medicine Group LLC, Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 3.000%)	3.750%	11/18/27	1,056,231	1,053,596	(e)(i)(j)
Total Life Sciences Tools & Services				10,144,918

See Notes to Financial Statements.

40	Western Asset Income Fund 2021 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — 0.6%
Endo Luxembourg Finance Co. I Sarl, 2021 Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 5.000%)	5.750%	3/27/28	457,142	$447,599	(e)(i)(j)
Gainwell Acquisition Corp., Term Loan B (the greater of 3 mo. USD LIBOR or 0.750% + 4.000%)	4.750%	10/1/27	5,203,875	5,211,186	(e)(i)(j)
Jazz Financing Lux Sarl, Initial Dollar Term Loan (the greater of 1 mo. USD LIBOR or 0.500% + 3.500%)	4.000%	5/5/28	2,870,000	2,877,175	(e)(i)(j)
Total Pharmaceuticals				8,535,960
Total Health Care				60,767,924
Industrials — 4.6%
Aerospace & Defense — 0.5%
Transdigm Inc., Refinancing Term Loan F (1 mo. USD LIBOR + 2.250%)	2.342%	12/9/25	4,974,748	4,893,460	(e)(i)(j)
WP CPP Holdings LLC, First Lien Initial Term Loan	4.750%	4/30/25	1,701,862	1,645,029	(e)(i)(j)
Total Aerospace & Defense				6,538,489
Air Freight & Logistics — 0.2%
Worldwide Express Operations LLC, Term Loan 2	—	7/23/28	3,180,000	3,164,752	(k)
Airlines — 0.6%
Air Canada, Term Loan B	—	7/27/28	2,430,000	2,437,096	(k)
Delta Air Lines Inc., Initial Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 3.750%)	4.750%	10/20/27	1,210,000	1,279,914	(e)(i)(j)
Mileage Plus Holdings LLC, Initial Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 5.250%)	6.250%	6/21/27	1,210,000	1,284,421	(e)(i)(j)
United Airlines Inc., Term Loan B (the greater of 1 mo. USD LIBOR or 0.750% + 3.750%)	4.500%	4/21/28	3,595,988	3,607,009	(e)(i)(j)
Total Airlines				8,608,440

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	41

Schedule of investments (cont’d)

July 31, 2021

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Building Products — 0.2%
CP Atlas Buyer Inc., Term Loan B	4.250%	11/23/27	658,350	$656,431	(e)(i)(j)
Quikrete Holdings Inc., Term Loan B1	—	6/11/28	2,750,000	2,724,219	(k)
Total Building Products				3,380,650
Commercial Services & Supplies — 2.0%
Allied Universal Holdco LLC, USD Term Loan (the greater of 3 mo. USD LIBOR or 0.500% + 3.750%)	4.250%	5/12/28	1,902,815	1,903,738	(e)(i)(j)
Amentum Government Services Holdings LLC, First Lien Initial Term Loan (1 mo. USD LIBOR + 3.500%)	3.592-3.604%	1/31/27	2,028,951	2,021,343	(e)(i)(j)
Amentum Government Services Holdings LLC, Second Lien Initial Term Loan	—	1/31/28	1,730,000	1,738,650	(h)(k)
APi Group DE Inc., Initial Term Loan (1 mo. USD LIBOR + 2.500%)	2.592%	10/1/26	1,102,000	1,095,801	(e)(i)(j)
CoreCivic Inc., Term Loan (the greater of 1 mo. USD LIBOR or 1.000% + 4.500%)	5.500%	12/18/24	474,500	468,175	(e)(i)(j)
Donlen LLC, Term Loan B	—	3/30/28	3,400,000	3,400,000	(g)(h)(k)
Garda World Security Corp., Term Loan B2 (1 mo. USD LIBOR + 4.250%)	4.340%	10/30/26	647,086	647,086	(e)(i)(j)
LTR Intermediate Holdings Inc., Initial Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 4.500%)	5.500%	5/5/28	3,110,000	3,125,550	(e)(h)(i)(j)
Madison IAQ LLC, Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.500% + 3.250%)	3.750%	6/21/28	1,120,000	1,111,897	(e)(i)(j)
Mister Car Wash Holdings Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 3.000%)	3.087%	5/14/26	3,718,908	3,703,698	(e)(i)(j)(k)
Monitronics International Inc., Term Loan (the greater of 1 mo. USD LIBOR or 1.250% + 6.500%)	7.750%	3/29/24	2,151,387	2,075,550	(e)(i)(j)

See Notes to Financial Statements.

42	Western Asset Income Fund 2021 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — continued
PAE Inc., First Lien Initial Term Loan (the greater of 2 mo. USD LIBOR or 0.750% + 4.500%)	5.250%	10/19/27	656,700	$659,163	(e)(i)(j)
Verscend Holding Corp., New Term Loan B (1 mo. USD LIBOR + 4.000%)	4.092%	8/27/25	4,983,307	4,981,438	(e)(i)(j)
Total Commercial Services & Supplies				26,932,089
Construction & Engineering — 0.4%
Brown Group Holding LLC, Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.500% + 2.750%)	3.250%	6/7/28	4,215,968	4,191,368	(e)(i)(j)
Tutor Perini Corp., Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 4.750%)	5.750%	8/18/27	655,050	658,532	(e)(i)(j)
Total Construction & Engineering				4,849,900
Machinery — 0.2%
Clark Equipment Co., Third Amendment Incremental Term Loan (3 mo. USD LIBOR + 2.250%)	2.397%	5/18/24	2,394,000	2,371,807	(e)(i)(j)
Trading Companies & Distributors — 0.5%
Beacon Roofing Supply Inc., 2028 Term Loan (1 mo. USD LIBOR + 2.500%)	2.592%	5/19/28	3,010,000	2,989,125	(e)(i)(j)
BrightView Landscapes LLC, Initial Term Loan (1 mo. USD LIBOR + 2.500%)	2.625%	8/15/25	3,979,487	3,934,718	(e)(h)(i)(j)
Total Trading Companies & Distributors				6,923,843
Total Industrials				62,769,970
Information Technology — 3.0%
Communications Equipment — 0.4%
CommScope Inc., Initial Term Loan (1 mo. USD LIBOR + 3.250%)	3.342%	4/6/26	4,978,042	4,937,595	(e)(i)(j)

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	43

Schedule of investments (cont’d)

July 31, 2021

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Communications Equipment — continued
Global Tel Link Corp., First Lien Term Loan (1 mo. USD LIBOR + 4.250%)	4.342%	11/29/25	748,159	$693,215	(e)(i)(j)
Global Tel Link Corp., Second Lien Term Loan (1 mo. USD LIBOR + 8.250%)	8.342%	11/29/26	280,000	239,516	(e)(i)(j)
Total Communications Equipment				5,870,326
IT Services — 0.8%
Redstone Holdco 2 LP, First Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 4.750%)	5.500%	4/27/28	2,695,161	2,681,268	(e)(i)(j)(k)
Redstone Holdco 2 LP, Retired First Lien Delayed Draw Term Loan	—	4/27/28	1,054,839	1,049,401	(k)
Redstone Holdco 2 LP, Second Lien Initial Loan (the greater of 3 mo. USD LIBOR or 0.750% + 7.750%)	8.500%	4/16/29	2,338,844	2,308,638	(e)(i)(j)
RSA Security Inc., Second Lien Delayed Draw Term Loan	—	4/16/29	1,341,156	1,323,834	(k)
Science Applications International Corp., Term Loan B2, Tranche B2 (1 mo. USD LIBOR + 1.875%)	1.967%	3/13/27	40,267	40,032	(e)(i)(j)
VT Topco Inc., Delayed Draw Term Loan	—	8/1/25	270,000	268,650	(k)
VT Topco Inc., Second Lien Term Loan	—	8/10/26	1,340,000	1,329,950	(k)
VT Topco Inc., Term Loan	—	8/1/25	1,540,000	1,532,300	(k)
Total IT Services				10,534,073
Software — 1.8%
Castle US Holding Corp., Initial Dollar Term Loan (3 mo. USD LIBOR + 3.750%)	3.897%	1/29/27	524,479	518,324	(e)(i)(j)
DCert Buyer Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.000%)	4.092%	10/16/26	4,972,747	4,973,443	(e)(i)(j)
DCert Buyer Inc., Second Lien Initial Term Loan (1 mo. USD LIBOR + 7.000%)	7.092%	2/19/29	1,580,000	1,600,034	(e)(i)(j)

See Notes to Financial Statements.

44	Western Asset Income Fund 2021 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Software — continued
Liftoff Mobile Inc., Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 3.500%)	4.250%	2/17/28	995,000	$994,692	(e)(i)(j)
MA Financeco LLC, Term Loan B3 (1 mo. USD LIBOR + 2.750%)	2.842%	6/21/24	46,965	46,417	(e)(i)(j)
Magenta Buyer LLC, First Lien Initial Term Loan	—	7/27/28	3,200,000	3,189,008	(k)
Magenta Buyer LLC, Second Lien Initial Term Loan	—	7/27/29	4,520,000	4,511,525	( k)
Particle Investments Sarl, First Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.500% + 5.250%)	5.750%	2/18/27	577,059	579,223	(e)(i)(j)
Peraton Corp., First Lien Term Loan B (the greater of 1 mo. USD LIBOR or 0.750% + 3.750%)	4.500%	2/1/28	1,805,475	1,806,603	(e)(i)(j)
Peraton Corp., Second Lien Term Loan B1 (the greater of 1 mo. USD LIBOR or 0.750% + 7.750%)	8.500%	2/1/29	1,110,000	1,133,588	(e)(i)(j)
Planview Parent Inc., First Lien Closing Date Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 4.000%)	4.750%	12/17/27	517,400	519,180	(e)(i)(j)
Proofpoint Inc., Term Loan	—	6/9/28	2,480,000	2,458,920	(k)
Seattle Escrow Borrower LLC, Initial Term Loan (1 mo. USD LIBOR + 2.750%)	2.842%	6/21/24	317,167	313,468	(e)(i)(j)
Surf Holdings Sarl, Senior Secured First Lien Dollar Term Loan (3 mo. USD LIBOR + 3.500%)	3.628%	3/5/27	643,502	637,826	(e)(i)(j)
Symplr Software Inc., First Lien Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 4.500%)	5.250%	12/22/27	768,075	768,939	(e)(i)(j)
Total Software				24,051,190
Total Information Technology				40,455,589

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	45

Schedule of investments (cont’d)

July 31, 2021

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Materials — 0.2%
Chemicals — 0.0%††
INEOS US Petrochem LLC, 2026 Dollar Term Loan B (the greater of 1 mo. USD LIBOR or 0.500% + 2.750%)	3.250%	1/29/26	600,000	$599,100	(e)(i)(j)
Containers & Packaging — 0.1%
Graham Packaging Co. Inc., New Term Loan (the greater of 1 mo. USD LIBOR or 0.750% + 3.000%)	3.750%	8/4/27	947,896	943,156	(e)(i)(j)
Metals & Mining — 0.1%
Arctic Canadian Diamond Co. Ltd., Second Lien Term Loan (5.000% Cash and 12.500% PIK)	17.500%	12/31/27	1,240,954	1,221,719	(c)(g)(h)(i)(j)
Total Materials				2,763,975
Real Estate — 0.4%
Equity Real Estate Investment Trusts (REITs) — 0.4%
Claros Mortgage Trust Inc., Initial Term Loan (the greater of 1 mo. USD LIBOR or 1.000% + 5.000%)	6.000%	8/9/26	4,973,126	4,979,342	(e)(h)(i)(j)
Total Senior Loans (Cost — $358,029,750)				358,658,666
Collateralized Mortgage Obligations (l) — 13.8%
Alternative Loan Trust, 2005- IM1 A1 (1 mo. USD LIBOR + 0.600%)	0.689%	1/25/36	127,886	123,427	(e)
Alternative Loan Trust, 2006- 18CB A6 (-4.000 x 1 mo. USD LIBOR + 28.600%)	28.243%	7/25/36	273,742	423,773	(e)
Arbor Multifamily Mortgage Securities Trust, 2021-MF2 C	2.809%	6/15/54	2,680,000	2,739,156	(a)(e)
BAMLL Re-REMIC Trust, 2016- GG10 AJA	5.829%	8/10/45	1,042,701	474,429	(a)(e)
Banc of America Funding Corp., 2015-R3 1A2	0.505%	3/27/36	3,211,408	2,807,710	(a)(e)
Banc of America Mortgage Trust, 2005-C 2A1	2.688%	4/25/35	17,257	17,647	(e)
BCAP LLC Trust, 2011-RR2 1A4	2.918%	7/26/36	2,790,598	1,662,148	(a)(e)
Benchmark Mortgage Trust, 2019-B11 XA, IO	1.045%	5/15/52	18,955,684	1,226,251	(e)

See Notes to Financial Statements.

46	Western Asset Income Fund 2021 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (l) — continued
BX Commercial Mortgage Trust, 2018-BIOA D (1 mo. USD LIBOR + 1.321%)	1.414%	3/15/37	2,590,000	$2,600,200	(a)(e)
BX Commercial Mortgage Trust, 2018-BIOA E (1 mo. USD LIBOR + 1.951%)	2.044%	3/15/37	2,592,000	2,603,022	(a)(e)
BX Commercial Mortgage Trust, 2019-IMC F (1 mo. USD LIBOR + 2.900%)	2.993%	4/15/34	1,950,000	1,940,649	(a)(e)
BX Commercial Mortgage Trust, 2020-VIVA D	3.549%	3/11/44	1,280,000	1,347,624	(a)(e)
BX Commercial Mortgage Trust, 2020-VIVA E	3.549%	3/11/44	3,335,000	3,399,713	(a)(e)
BX Trust, 2018-GWMZ MC (1 mo. USD LIBOR + 5.488%)	5.581%	5/15/37	1,700,000	1,583,974	(a)(e)
BX Trust, 2019-MMP A (1 mo. USD LIBOR + 1.000%)	1.093%	8/15/36	3,552,224	3,557,091	(a)(e)
BX Trust, 2021-LBA DJV (1 mo. USD LIBOR + 1.600%)	1.694%	2/15/36	2,390,000	2,399,501	(a)(e)
BXMT Ltd., 2020-FL2 A (30 Day Average SOFR + 1.014%)	1.060%	2/15/38	600,000	600,524	(a)(e)
CFK Trust, 2020-MF2 E	3.458%	3/15/39	2,030,000	2,030,505	(a)(e)
CGDB Commercial Mortgage Trust, 2019-MOB A (1 mo. USD LIBOR + 0.950%)	1.043%	11/15/36	1,200,000	1,201,747	(a)(e)
CHT Mortgage Trust, 2017- CSMO C (1 mo. USD LIBOR + 1.500%)	1.593%	11/15/36	2,500,000	2,508,141	(a)(e)
CHT Mortgage Trust, 2017- CSMO E (1 mo. USD LIBOR + 3.000%)	3.093%	11/15/36	3,340,000	3,356,210	(a)(e)
Citigroup Commercial Mortgage Trust, 2017-P8 XA, IO	0.897%	9/15/50	21,794,705	997,232	(e)
Credit Suisse Commercial Mortgage Securities Corp., 2018-TOP D (1 mo. USD LIBOR + 1.800%)	1.893%	8/15/35	928,800	930,536	(a)(e)

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	47

Schedule of investments (cont’d)

July 31, 2021

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (l) — continued
Credit Suisse Commercial Mortgage Securities Corp., 2019-SKLZ D (1 mo. USD LIBOR + 3.600%)	3.693%	1/15/34	650,000	$643,540	(a)(e)
CSMC OA LLC, 2014-USA F	4.373%	9/15/37	1,840,000	1,436,759	(a)
CSMC Trust, 2006-1 1A2 (-5.500 x 1 mo. USD LIBOR + 30.525%)	30.034%	2/25/36	283,278	423,646	(e)
CSMC Trust, 2014-USA E	4.373%	9/15/37	400,000	364,204	(a)
CSMC Trust, 2017-CHOP H (1 mo. USD LIBOR + 7.600%)	7.693%	7/15/32	2,900,000	1,976,298	(a)(e)
CSMC Trust, 2019-RIO B (1 mo. USD LIBOR + 7.000%, 8.000% floor)	8.000%	12/15/21	2,960,000	2,842,286	(a)(e)
CSMC Trust, 2019-UVIL A	3.160%	12/15/41	1,190,000	1,282,772	(a)
CSWF, 2018-TOP F (1 mo. USD LIBOR + 2.750%)	2.843%	8/15/35	2,608,000	2,613,417	(a)(e)
DBUBS Mortgage Trust, 2011- LC3A G	3.750%	8/10/44	1,770,000	183,057	(a)
Eagle RE Ltd., 2020-1 M1C (1 mo. USD LIBOR + 1.800%)	1.889%	1/25/30	1,310,000	1,304,426	(a)(e)
Extended Stay America Trust, 2021-ESH E (1 mo. USD LIBOR + 2.850%)	2.944%	7/15/38	1,300,000	1,316,219	(a)(e)
Extended Stay America Trust, 2021-ESH F (1 mo. USD LIBOR + 3.700%)	3.794%	7/15/38	2,690,000	2,728,447	(a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K720 X3, IO	1.331%	8/25/42	19,810,000	249,685	(e)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA1 B1 (1 mo. USD LIBOR + 2.300%)	2.389%	1/25/50	2,620,000	2,625,529	(a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA3 B1 (1 mo. USD LIBOR + 5.100%)	5.189%	6/25/50	1,320,000	1,383,807	(a)(e)

See Notes to Financial Statements.

48	Western Asset Income Fund 2021 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (l) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA6 B1 (30 Day Average SOFR + 3.000%)	3.050%	12/25/50	3,000,000	$3,030,788	(a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA5 B1 (30 Day Average SOFR + 3.050%)	3.100%	1/25/34	680,000	693,111	(a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2018-1 M	4.750%	5/25/57	2,470,000	2,594,474	(a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2019-3 M	4.750%	10/25/58	1,560,000	1,662,061	(a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2019-4 M	4.500%	2/25/59	2,370,000	2,523,388	(a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2020-1 M	4.250%	8/25/59	4,080,000	4,340,475	(a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2020-2 M	4.250%	11/25/59	3,890,000	4,100,001	(a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2020-3 M	4.250%	5/25/60	2,150,000	2,270,244	(a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-HQ1 B (1 mo. USD LIBOR + 10.750%)	10.839%	3/25/25	818,405	821,638	(e)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA1 M2 (1 mo. USD LIBOR + 3.250%)	3.339%	7/25/29	891,470	916,306	(e)

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	49

Schedule of investments (cont’d)

July 31, 2021

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (l) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-HRP1 B1 (1 mo. USD LIBOR + 4.600%)	4.689%	12/25/42	630,000	$644,995	(e)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-SPI1 B	4.038%	9/25/47	688,386	673,473	(a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2021-DNA2 B1 (30 Day Average SOFR + 3.400%)	3.450%	8/25/33	650,000	670,730	(a)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2021-DNA2 M2 (30 Day Average SOFR + 2.300%)	2.350%	8/25/33	2,520,000	2,587,723	(a)(e)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1M2 (1 mo. USD LIBOR + 4.250%)	4.339%	1/25/29	1,773,442	1,854,568	(a)(e)
Federal National Mortgage Association (FNMA) — CAS, 2017-C03 1B1 (1 mo. USD LIBOR + 4.850%)	4.939%	10/25/29	610,000	660,231	(a)(e)
Federal National Mortgage Association (FNMA) — CAS, 2017-C05 1M2 (1 mo. USD LIBOR + 2.200%)	2.289%	1/25/30	2,137,337	2,183,081	(a)(e)
Federal National Mortgage Association (FNMA) — CAS, 2017-C06 1B1 (1 mo. USD LIBOR + 4.150%)	4.239%	2/25/30	2,050,000	2,134,437	(a)(e)
Federal National Mortgage Association (FNMA) — CAS, 2017-C07 1B1 (1 mo. USD LIBOR + 4.000%)	4.089%	5/25/30	2,440,000	2,546,731	(a)(e)

See Notes to Financial Statements.

50	Western Asset Income Fund 2021 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (l) — continued
Federal National Mortgage Association (FNMA) — CAS, 2018-C01 1B1 (1 mo. USD LIBOR + 3.550%)	3.639%	7/25/30	1,370,000	$1,407,218	(a)(e)
Federal National Mortgage Association (FNMA) — CAS, 2018-C01 1M2 (1 mo. USD LIBOR + 2.250%)	2.339%	7/25/30	2,193,029	2,219,923	(a)(e)
Federal National Mortgage Association (FNMA) — CAS, 2018-C03 1B1 (1 mo. USD LIBOR + 3.750%)	3.839%	10/25/30	1,660,000	1,729,430	(a)(e)
Federal National Mortgage Association (FNMA) — CAS, 2018-C06 1M2 (1 mo. USD LIBOR + 2.000%)	2.089%	3/25/31	924,102	932,570	(a)(e)
Federal National Mortgage Association (FNMA) — CAS, 2018-R07 1B1 (1 mo. USD LIBOR + 4.350%)	4.439%	4/25/31	1,060,000	1,100,764	(a)(e)
Federal National Mortgage Association (FNMA) — CAS, 2018-R07 1M2 (1 mo. USD LIBOR + 2.400%)	2.489%	4/25/31	1,599,050	1,608,860	(a)(e)
Federal National Mortgage Association (FNMA) — CAS, 2019-R05 1B1 (1 mo. USD LIBOR + 4.100%)	4.189%	7/25/39	640,000	650,329	(a)(e)
Federal National Mortgage Association (FNMA) — CAS, 2019-R07 1B1 (1 mo. USD LIBOR + 3.400%)	3.489%	10/25/39	2,680,000	2,709,558	(a)(e)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	6,966	6,780	(e)
Government National Mortgage Association (GNMA), 2011-127 IO, IO	0.124%	3/16/47	1,240,143	4,754	(e)
Government National Mortgage Association (GNMA), 2012-55 IO, IO	0.037%	4/16/52	1,712,723	1,465	(e)

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	51

Schedule of investments (cont’d)

July 31, 2021

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (l) — continued
GS Mortgage Securities Corp. Trust, 2020-DUNE F (1 mo. USD LIBOR + 3.250%)	3.343%	12/15/36	3,740,000	$3,626,699	(a)(e)
GS Mortgage Securities Corp. II, 2018-SRP5 C (1 mo. USD LIBOR + 4.000%)	4.093%	9/15/31	1,240,000	415,173	(a)(e)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	127,913	43,308
GS Mortgage Securities Corp. Trust, 2021-ROSS C (1 mo. USD LIBOR + 2.000%)	2.094%	5/15/26	1,300,000	1,303,592	(a)(e)
GS Mortgage Securities Corp. Trust, 2021-ROSS D (1 mo. USD LIBOR + 2.500%)	2.594%	5/15/26	1,300,000	1,304,674	(a)(e)
GS Mortgage-Backed Securities Corp. Trust, 2021- RPL1 A2	2.000%	12/25/60	2,520,000	2,536,031	(a)(e)
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	708,034	744,080	(a)
GSMPS Mortgage Loan Trust, 2006-RP2 1AF1 (1 mo. USD LIBOR + 0.400%)	0.489%	4/25/36	1,874,571	1,615,929	(a)(e)
HarborView Mortgage Loan Trust, 2005-9 2A1C (1 mo. USD LIBOR + 0.900%)	0.984%	6/20/35	2,363,126	2,343,130	(e)
IMPAC CMB Trust, 2005-5 A1 (1 mo. USD LIBOR + 0.320%)	0.729%	8/25/35	85,894	83,759	(e)
IMPAC Secured Assets Corp., 2006-3 A7 (1 mo. USD LIBOR + 0.270%)	0.356%	11/25/36	1,208,915	1,018,059	(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2018-PHMZ M (1 mo. USD LIBOR + 8.358%)	8.451%	6/15/35	2,750,000	1,095,592	(a)(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2018-WPT FFL (1 mo. USD LIBOR + 3.150%)	3.253%	7/5/33	2,640,000	2,604,395	(a)(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2019-BKWD E (1 mo. USD LIBOR + 2.600%)	2.693%	9/15/29	2,340,000	2,324,780	(a)(e)

See Notes to Financial Statements.

52	Western Asset Income Fund 2021 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (l) — continued
JPMorgan Chase Commercial Mortgage Securities Trust, 2019-BOLT C (1 mo. USD LIBOR + 3.800%)	3.893%	7/15/34	2,150,670	$2,037,851	(a)(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2019-BOLT XCP, IO	2.052%	7/15/34	3,000,957	30	(a)(e)
KKR Industrial Portfolio Trust, 2020-AIP E (1 mo. USD LIBOR + 2.626%)	2.719%	3/15/37	2,506,935	2,520,296	(a)(e)
Legacy Mortgage Asset Trust, 2021-GS2 A2, Step bond	3.500%	4/25/61	2,580,000	2,594,389	(a)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	21,249	18,491	(a)
MHC Trust, 2021-MHC2 E (1 mo. USD LIBOR + 1.950%)	2.043%	5/15/23	2,600,000	2,608,909	(a)(e)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	55,660	27,642	(e)
ML-CFC Commercial Mortgage Trust, 2007-5 AJFL	5.450%	8/12/48	10,935	5,431	(a)(e)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	30,124	29,685	(e)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	89,157	60,532
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	1,258	1,258
Morgan Stanley Mortgage Loan Trust, 2005-2AR B1 (1 mo. USD LIBOR + 0.500%)	0.589%	4/25/35	1,030,382	772,390	(e)
Multifamily CAS Trust, 2020-1 M10 (1 mo. USD LIBOR + 3.750%)	3.839%	3/25/50	1,790,000	1,880,090	(a)(e)
Multifamily CAS Trust, 2019-01 M10 (1 mo. USD LIBOR + 3.250%)	3.339%	10/15/49	2,130,000	2,154,999	(a)(e)
Multifamily Trust, 2016-1 B	15.621%	4/25/46	656,677	754,355	(a)(e)
KNDR, 2021-KIND D (1 mo. USD LIBOR + 2.300%)	2.400%	8/15/26	2,720,000	2,722,720	(a)(b)(e)
Natixis Commercial Mortgage Securities Trust, 2019-FAME D	4.398%	8/15/36	1,750,000	1,605,494	(a)(e)

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	53

Schedule of investments (cont’d)

July 31, 2021

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (l) — continued
Natixis Commercial Mortgage Securities Trust, 2019-FAME E	4.398%	8/15/36	660,000	$572,302	(a)(e)
Natixis Commercial Mortgage Securities Trust, 2019-TRUE A (1 mo. USD LIBOR + 2.011%, 3.511% floor)	3.511%	4/18/24	1,260,000	1,247,660	(a)(e)
New Residential Mortgage Loan Trust, 2017-5A B5	2.671%	6/25/57	1,059,179	1,054,446	(a)(e)
NewRez Warehouse Securitization Trust, 2021-1 F (1 mo. USD LIBOR + 5.250%)	5.339%	5/25/55	1,300,000	1,297,661	(a)(e)
Nomura Resecuritization Trust, 2015-4R 2A2 (1 mo. USD LIBOR + 0.306%)	0.372%	10/26/36	2,188,278	1,981,040	(a)(e)
Nomura Resecuritization Trust, 2015-8R 4A4	1.462%	11/25/47	1,955,910	1,750,584	(a)(e)
Radnor RE Ltd., 2021-1 M1C (30 Day Average SOFR + 2.700%)	2.750%	12/27/33	1,000,000	1,004,884	(a)(e)
Radnor RE Ltd., 2020-1 M1C (1 mo. USD LIBOR + 1.750%)	1.839%	1/25/30	2,580,000	2,572,945	(a)(e)
Seasoned Credit Risk Transfer Trust Series, 2016-1 M2	3.750%	9/25/55	2,540,000	2,625,978	(a)(e)
Seasoned Credit Risk Transfer Trust Series, 2018-2 BX	1.197%	11/25/57	3,824,326	1,970,693	(a)(e)
Seasoned Credit Risk Transfer Trust Series, 2021-1 M	4.250%	9/25/60	2,560,000	2,701,027	(a)
SFO Commercial Mortgage Trust, 2021-555 D (1 mo. USD LIBOR + 2.400%)	2.493%	5/15/38	1,570,000	1,588,078	(a)(e)
SFO Commercial Mortgage Trust, 2021-555 E (1 mo. USD LIBOR + 2.900%)	2.993%	5/15/38	1,620,000	1,639,380	(a)(e)
Soho Trust, 2021-SOHO C	2.786%	8/10/38	6,190,000	5,902,080	(a)(e)
Starwood Retail Property Trust, 2014-STAR E (1 mo. USD LIBOR + 4.400%)	4.493%	11/15/27	1,450,000	14	(a)(e)
Structured Asset Mortgage Investments II Trust, 2006-AR5 2A1 (1 mo. USD LIBOR + 0.420%)	0.509%	5/25/46	162,648	145,939	(e)

See Notes to Financial Statements.

54	Western Asset Income Fund 2021 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (l) — continued
Structured Asset Securities Corp., 2005-RF2 A (1 mo. USD LIBOR + 0.350%)	0.439%	4/25/35	1,782,394	$1,656,959	(a)(e)
Tharaldson Hotel Portfolio Trust, 2018-THL E (1 mo. USD LIBOR + 3.330%)	3.434%	11/11/34	2,276,326	2,271,524	(a)(e)
Tharaldson Hotel Portfolio Trust, 2018-THL F (1 mo. USD LIBOR + 4.102%)	4.206%	11/11/34	1,126,012	1,098,377	(a)(e)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	5.000%	5/10/63	470,000	23,076	(a)(e)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	5.000%	5/10/63	479,997	8,216	(a)(e)
WAIKIKI BEACH HOTEL TRUST, 2019-WBM D (1 mo. USD LIBOR + 2.030%)	2.123%	12/15/33	1,310,000	1,304,990	(a)(e)
WaMu Mortgage Pass-Through Certificates Series Trust, 2005- AR1 A1B (1 mo. USD LIBOR + 0.780%)	0.869%	1/25/45	1,239,851	1,219,297	(e)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR19 A1A1 (1 mo. USD LIBOR + 0.540%)	0.629%	12/25/45	44,124	44,934	(e)
WaMu Mortgage Pass-Through Certificates Trust, 2006-AR3 A1B (Federal Reserve U.S. 12 mo. Cumulative Avg 1 Year CMT + 1.000%)	1.107%	2/25/46	491,036	472,108	(e)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	83,528	85,252	(a)(e)
Total Collateralized Mortgage Obligations (Cost — $190,879,633)				188,278,615

			Face Amount†/ Units
Asset-Backed Securities — 9.8%
Aegis Asset Backed Securities Trust, 2005-2 M3 (1 mo. USD LIBOR + 0.720%)	0.809%	6/25/35	1,260,000	1,224,231	(e)

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	55

Schedule of investments (cont’d)

July 31, 2021

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
Allegro CLO XI Ltd., 2019-2A A1A (3 mo. USD LIBOR + 1.390%)	1.524%	1/19/33	500,000	$501,370	(a)(e)
American Money Management Corp. CLO 20 Ltd., 2017-20A E (3 mo. USD LIBOR + 5.810%)	5.944%	4/17/29	800,000	797,805	(a)(e)
Apidos CLO XII, 2013-12A AR (3 mo. USD LIBOR + 1.080%)	1.206%	4/15/31	250,000	250,117	(a)(e)
Apidos CLO XII, 2013-12A ER (3 mo. USD LIBOR + 5.400%)	5.526%	4/15/31	750,000	697,708	(a)(e)
Apidos CLO XXII, 2015-22A DR (3 mo. USD LIBOR + 6.750%)	6.884%	4/20/31	1,000,000	998,026	(a)(e)
Ares XLIV CLO Ltd., 2017-44A CR (3 mo. USD LIBOR + 3.400%)	3.526%	4/15/34	2,750,000	2,749,271	(a)(e)
Ares XXXIIR CLO Ltd., 2014- 32RA C (3 mo. USD LIBOR + 2.900%)	3.056%	5/15/30	1,000,000	990,427	(a)(e)
ASSURANT CLO Ltd., 2019-5A E (3 mo. USD LIBOR + 7.340%)	7.466%	1/15/33	250,000	250,768	(a)(e)
Avery Point VI CLO Ltd., 2015-6A DR (3 mo. USD LIBOR + 2.950%)	3.126%	8/5/27	300,000	301,300	(a)(e)
Avis Budget Rental Car Funding AESOP LLC, 2021-1A D	3.710%	8/20/27	5,000,000	5,040,855	(a)
Barings CLO Ltd., 2020-4A E (3 mo. USD LIBOR + 5.680%)	5.814%	1/20/32	1,500,000	1,473,733	(a)(e)
Battalion CLO XI Ltd., 2017-11A DR (3 mo. USD LIBOR + 3.650%)	3.775%	4/24/34	2,150,000	2,150,145	(a)(e)
BCC Funding Corp. XVI LLC, 2019-1A D	3.940%	7/20/27	1,000,000	1,012,636	(a)
Benefit Street Partners CLO IV Ltd., 2014-IVA CRRR (3 mo. USD LIBOR + 3.600%)	3.734%	1/20/32	390,000	390,545	(a)(e)(m)
Blackbird Capital Aircraft, 2021-1A A	2.443%	7/15/46	670,000	679,442	(a)
BlueMountain CLO Ltd., 2012-2A AR2 (3 mo. USD LIBOR + 1.050%)	1.205%	11/20/28	321,600	321,680	(a)(e)

See Notes to Financial Statements.

56	Western Asset Income Fund 2021 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
BlueMountain CLO Ltd., 2012-2A ER2 (3 mo. USD LIBOR + 5.750%)	5.905%	11/20/28	550,000	$546,100	(a)(e)
BlueMountain CLO Ltd., 2016-2A DR (3 mo. USD LIBOR + 7.790%)	7.945%	8/20/32	400,000	400,987	(a)(e)
BlueMountain CLO XXXI Ltd., 2021-31A E (3 mo. USD LIBOR + 6.530%)	6.648%	4/19/34	1,380,000	1,379,903	(a)(e)
Bravo Mortgage Asset Trust, 2006-1A M1 (1 mo. USD LIBOR + 0.400%)	0.489%	7/25/36	2,640,000	2,541,059	(a)(e)
Bristol Park CLO Ltd., 2016-1A ER (3 mo. USD LIBOR + 7.000%)	7.126%	4/15/29	500,000	502,473	(a)(e)
Canyon Capital CLO Ltd., 2021-1A E (3 mo. USD LIBOR + 6.410%)	6.536%	4/15/34	2,370,000	2,364,550	(a)(e)
Carlyle Global Market Strategies CLO Ltd., 2014-2RA A1 (3 mo. USD LIBOR + 1.050%)	1.206%	5/15/31	1,182,763	1,182,810	(a)(e)
Carlyle US CLO Ltd., 2017-2A C (3 mo. USD LIBOR + 3.700%)	3.834%	7/20/31	660,000	650,994	(a)(e)
Catskill Park CLO Ltd., 2017-1A D (3 mo. USD LIBOR + 6.000%)	6.134%	4/20/29	1,300,000	1,292,714	(a)(e)
Cook Park CLO Ltd., 2018-1A E (3 mo. USD LIBOR + 5.400%)	5.534%	4/17/30	1,500,000	1,478,719	(a)(e)
Countrywide Asset-Backed Certificates Inc. Asset-Backed Certificates Trust, 2004-5 M4 (1 mo. USD LIBOR + 1.875%)	1.964%	6/25/34	4,320	4,311	(e)
Credit Suisse European Mortgage Capital Ltd., 2019- 1OTF A (3 mo. USD LIBOR + 2.900%)	3.086%	8/9/24	970,000	936,765	(a)(e)
Credit Suisse European Mortgage Capital Ltd., 2020- 1OTF A	5.025%	8/9/24	974,874	931,834	(a)(e)(g)(h)

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	57

Schedule of investments (cont’d)

July 31, 2021

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
Cumberland Park CLO Ltd., 2015-2A DR (3 mo. USD LIBOR + 2.700%)	2.834%	7/20/28	500,000	$502,397	(a)(e)
Cumberland Park CLO Ltd., 2015-2A ER (3 mo. USD LIBOR + 5.650%)	5.784%	7/20/28	700,000	705,198	(a)(e)
CWABS Revolving Home Equity Loan Trust, 2004-B 1A (1 mo. USD LIBOR + 0.220%)	0.313%	2/15/29	584,606	579,249	(e)
Dividend Solar Loans LLC, 2019-1 A	3.670%	8/22/39	578,583	622,733	(a)
Dryden 43 Senior Loan Fund, 2016-43A ER3 (3 mo. USD LIBOR + 6.400%)	6.534%	4/20/34	2,610,000	2,599,761	(a)(e)
Dryden 49 Senior Loan Fund, 2017-49A DR (3 mo. USD LIBOR + 3.400%)	3.534%	7/18/30	750,000	750,030	(a)(e)
Dryden 75 CLO Ltd., 2019-75A ER2 (3 mo. USD LIBOR + 6.600%)	6.726%	4/15/34	1,450,000	1,439,020	(a)(e)
Educational Funding Co. LLC, 2006-1A A3 (3 mo. USD LIBOR + 0.350%)	0.475%	4/25/33	2,914,726	2,429,887	(a)(e)
First Franklin Mortgage Loan Trust, 2003-FF4 M1 (1 mo. USD LIBOR + 1.800%)	1.900%	10/25/33	662,502	664,586	(e)
Flatiron CLO Ltd., 2018-1A C (3 mo. USD LIBOR + 1.700%)	1.834%	4/17/31	1,700,000	1,697,946	(a)(e)
Goldentree Loan Management US CLO 6 Ltd., 2019-6A E (3 mo. USD LIBOR + 5.220%)	5.354%	1/20/33	1,500,000	1,448,706	(a)(e)
Golub Capital Partners CLO 53B Ltd., 2021-53A E (3 mo. USD LIBOR + 6.700%)	6.830%	7/20/34	1,630,000	1,629,635	(a)(e)
Greenwood Park CLO Ltd., 2018-1A E (3 mo. USD LIBOR + 4.950%)	5.076%	4/15/31	1,070,000	1,033,526	(a)(e)
Greywolf CLO IV Ltd., 2019-1A CR (3 mo. USD LIBOR + 3.650%)	3.784%	4/17/34	1,520,000	1,533,300	(a)(e)

See Notes to Financial Statements.

58	Western Asset Income Fund 2021 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
Greywolf CLO V Ltd., 2015-1A A1R (3 mo. USD LIBOR + 1.160%)	1.285%	1/27/31	1,450,000	$1,454,602	(a)(e)
Halsey Point CLO I Ltd., 2019-1A E (3 mo. USD LIBOR + 7.700%)	7.834%	1/20/33	350,000	353,669	(a)(e)
Halsey Point CLO I Ltd., 2019-1A F (3 mo. USD LIBOR + 8.200%)	8.334%	1/20/33	290,000	245,002	(a)(e)
HERO Funding Trust, 2016-1A R	0.000%	9/20/41	3,912,727	656,325	(a)
Hildene Community Funding CDO Ltd., 2015-1A AR	3.250%	11/1/35	1,030,000	1,027,425	(a)
Home Equity Asset Trust, 2005-6 M5 (1 mo. USD LIBOR + 0.945%)	1.034%	12/25/35	1,190,000	1,186,139	(e)
KKR CLO 17 Ltd., 17 ER (3 mo. USD LIBOR + 7.390%)	7.516%	4/15/34	2,270,000	2,278,408	(a)(e)
LCM XXII Ltd., 22A DR (3 mo. USD LIBOR + 5.500%)	5.634%	10/20/28	600,000	575,638	(a)(e)
Legacy Mortgage Asset Trust, 2019-GS2 A1, Step bond	3.750%	1/25/59	2,140,260	2,144,155	(a)
Long Beach Mortgage Loan Trust, 2005-1 M4 (1 mo. USD LIBOR + 1.275%)	1.364%	2/25/35	2,590,000	2,600,395	(e)
Madison Park Funding XXXV Ltd., 2019-35A ER (3 mo. USD LIBOR + 6.100%)	6.234%	4/20/32	1,600,000	1,600,267	(a)(e)
Marathon CLO 14 Ltd., 2019-2A BA (3 mo. USD LIBOR + 3.300%)	3.434%	1/20/33	460,000	461,265	(a)(e)
Marble Point CLO XIV Ltd., 2018-2A D (3 mo. USD LIBOR + 3.530%)	3.664%	1/20/32	1,400,000	1,380,756	(a)(e)
Marble Point CLO XVI Ltd., 2019-2A E2B (3 mo. USD LIBOR + 7.300%)	7.434%	10/19/32	2,000,000	2,002,390	(a)(e)
Mastr Asset Backed Securities Trust, 2007-HE2 A1 (1 mo. USD LIBOR + 1.150%)	1.239%	8/25/37	2,171,140	2,097,163	(e)

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	59

Schedule of investments (cont’d)

July 31, 2021

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
Mercury Financial Credit Card Master Trust, 2021-1A B	2.330%	3/20/26	2,500,000	$2,485,768	(a)
MKS CLO Ltd., 2017-2A D (3 mo. USD LIBOR + 2.650%)	2.784%	1/20/31	700,000	685,496	(a)(e)
Morgan Stanley ABS Capital I Inc. Trust, 2004-NC2 M1 (1 mo. USD LIBOR + 0.825%)	0.914%	12/25/33	2,390,072	2,374,055	(e)
Morgan Stanley ABS Capital I Inc. Trust, 2004-NC4 M1 (1 mo. USD LIBOR + 0.810%)	0.899%	4/25/34	2,375,976	2,355,052	(e)
Mountain View CLO IX Ltd., 2015-9A CR (3 mo. USD LIBOR + 3.120%)	3.246%	7/15/31	1,000,000	968,224	(a)(e)
MVW LLC, 2021-1WA D	3.170%	1/22/41	1,210,733	1,217,497	(a)
Nassau Ltd., 2020-1A D (3 mo. USD LIBOR + 4.770%)	4.904%	7/20/29	370,000	370,511	(a)(e)
National Collegiate Student Loan Trust, 2005-1 B (1 mo. USD LIBOR + 0.380%)	0.472%	3/26/35	1,400,000	1,269,524	(e)
National Collegiate Student Loan Trust, 2005-3 B (1 mo. USD LIBOR + 0.500%)	0.589%	7/27/37	3,000,000	2,438,387	(e)
National Collegiate Student Loan Trust, 2007-2 A4 (1 mo. USD LIBOR + 0.290%)	0.379%	1/25/33	915,109	872,660	(e)
Navient Private Education Refi Loan Trust, 2020-GA B	2.500%	9/16/69	960,000	981,224	(a)
Neuberger Berman CLO XVIII Ltd., 2014-18A DR2 (3 mo. USD LIBOR + 5.920%)	6.054%	10/21/30	1,000,000	974,170	(a)(e)
Oaktree CLO Ltd., 2015-1A DR (3 mo. USD LIBOR + 5.200%)	5.334%	10/20/27	750,000	734,311	(a)(e)
Oaktree CLO Ltd., 2019-1A D (3 mo. USD LIBOR + 3.800%)	3.938%	4/22/30	500,000	489,553	(a)(e)
Ocean Trails CLO, 2020-9A A2 (3 mo. USD LIBOR + 2.270%)	2.396%	10/15/29	500,000	501,535	(a)(e)
Ocean Trails CLO V, 2014-5A DRR (3 mo. USD LIBOR + 3.450%)	3.579%	10/13/31	1,770,000	1,700,267	(a)(e)

See Notes to Financial Statements.

60	Western Asset Income Fund 2021 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
Ocean Trails CLO VI, 2016-6A DRR (3 mo. USD LIBOR + 3.600%)	3.726%	7/15/28	2,430,000	$2,430,176	(a)(e)
Ocean Trails CLO IX, 2020-9A A1 (3 mo. USD LIBOR + 1.870%)	1.996%	10/15/29	445,000	445,847	(a)(e)
Octagon Investment Partners 33 Ltd., 2017-1A C (3 mo. USD LIBOR + 2.750%)	2.884%	1/20/31	500,000	496,632	(a)(e)
Option One Mortgage Loan Trust, 2005-3 M4 (1 mo. USD LIBOR + 0.930%)	1.019%	8/25/35	1,050,000	991,961	(e)
Origen Manufactured Housing Contract Trust, 2006-A A2	1.819%	10/15/37	432,342	422,444	(e)
Parallel Ltd., 2017-1A CR (3 mo. USD LIBOR + 2.000%)	2.134%	7/20/29	1,000,000	996,220	(a)(e)
Popular ABS Mortgage Pass- Through Trust, 2005-2 M2, Step bond	6.217%	4/25/35	1,233,295	1,033,916
Pulsar Funding I LLC, 2019-1A C (3 mo. USD LIBOR + 4.800%)	4.934%	1/20/33	2,500,000	2,520,248	(a)(e)
Saranac CLO III Ltd., 2014-3A DR (3 mo. USD LIBOR + 3.250%)	3.385%	6/22/30	605,000	580,336	(a)(e)
Sculptor CLO XXVI Ltd., 26A E (3 mo. USD LIBOR + 7.250%)	7.368%	7/20/34	1,820,000	1,819,469	(a)(e)
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	1,092	522,908	(a)
SMB Private Education Loan Trust, 2021-A D1	3.860%	1/15/53	1,150,000	1,155,940	(a)
Sound Point CLO XXII Ltd., 2019-1A D (3 mo. USD LIBOR + 3.900%)	4.034%	1/20/32	500,000	501,264	(a)(e)
Stewart Park CLO Ltd., 2015-1A DR (3 mo. USD LIBOR + 2.600%)	2.726%	1/15/30	500,000	496,001	(a)(e)
Structured Asset Securities Corp. Mortgage Loan Trust, 2006-ARS1 A1 (1 mo. USD LIBOR + 0.220%)	0.309%	2/25/36	3,143,160	115,595	(a)(e)

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	61

Schedule of investments (cont’d)

July 31, 2021

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
Sunnova Hellios II Issuer LLC, 2019-AA C	5.320%	6/20/46	2,289,933	$2,402,246	(a)
Symphony CLO XIX Ltd., 2018- 19A A (3 mo. USD LIBOR + 0.960%)	1.086%	4/16/31	1,000,000	1,000,002	(a)(e)
Symphony CLO XIX Ltd., 2018- 19A E (3 mo. USD LIBOR + 5.200%)	5.326%	4/16/31	250,000	241,379	(a)(e)
Symphony CLO XX Ltd., 2018- 20A E (3 mo. USD LIBOR + 6.290%)	6.416%	1/16/32	2,250,000	2,272,815	(a)(e)
TCI-Symphony CLO Ltd., 2016-1A BR (3 mo. USD LIBOR + 1.650%)	1.779%	10/13/29	1,000,000	999,000	(a)(e)
TCI-Symphony CLO Ltd., 2016-1A DR (3 mo. USD LIBOR + 3.000%)	3.129%	10/13/29	430,000	431,938	(a)(e)
THL Credit Wind River CLO Ltd., 2017-3A ER (3 mo. USD LIBOR + 7.050%)	7.176%	4/15/35	1,190,000	1,189,561	(a)(e)
Towd Point Mortgage Trust, 2015-1 B1	3.220%	10/25/53	1,230,000	1,327,478	(a)(e)
Towd Point Mortgage Trust, 2015-2 1B3	3.418%	11/25/60	2,540,000	2,678,584	(a)(e)
Towd Point Mortgage Trust, 2019-4 B1B	3.500%	10/25/59	2,570,000	2,610,692	(a)(e)
Treman Park CLO Ltd., 2015-1A DRR (3 mo. USD LIBOR + 2.650%)	2.784%	10/20/28	250,000	251,329	(a)(e)
Venture 31 CLO Ltd., 2018-31A A1 (3 mo. USD LIBOR + 1.030%)	1.164%	4/20/31	790,000	787,872	(a)(e)
Venture XVII CLO Ltd., 2014- 17A ERR (3 mo. USD LIBOR + 5.740%)	5.866%	4/15/27	900,000	815,460	(a)(e)
VOYA CLO, 2017-2A D (3 mo. USD LIBOR + 6.020%)	6.146%	6/7/30	300,000	294,619	(a)(e)
Voya CLO Ltd., 2017-3A DR (3 mo. USD LIBOR + 6.950%)	7.084%	4/20/34	2,750,000	2,777,603	(a)(e)

See Notes to Financial Statements.

62	Western Asset Income Fund 2021 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
WaMu Asset-Backed Certificates Trust, 2007-HE4 1A (1 mo. USD LIBOR + 0.170%)	0.259%	7/25/47	5,193,250	$4,391,455	(e)
Whitehorse XII Ltd., 2018-12A D (3 mo. USD LIBOR + 3.650%)	3.776%	10/15/31	790,000	774,308	(a)(e)
Z Capital Credit Partners CLO Ltd., 2021-1A D (3 mo. USD LIBOR + 4.200%)	4.350%	7/15/33	1,810,000	1,758,020	(a)(e)
Zais CLO 16 Ltd., 2020-16A D1 (3 mo. USD LIBOR + 5.480%)	5.614%	10/20/31	260,000	259,725	(a)(e)
Total Asset-Backed Securities (Cost — $136,438,075)				133,954,128

			Face Amount†
Sovereign Bonds — 7.6%
Argentina — 0.5%
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	53,374	20,602
Argentine Republic Government International Bond, Senior Notes, Step bond (0.500% to 7/9/23 then 0.750%)	0.500%	7/9/30	733,878	268,599
Argentine Republic Government International Bond, Senior Notes, Step bond (1.125% to 7/9/22 then 1.500%)	1.125%	7/9/35	420,422	136,641
Ciudad Autonoma De Buenos Aires, Senior Notes	7.500%	6/1/27	2,039,000	1,816,820	(d)
Provincia de Buenos Aires, Senior Notes	10.875%	1/26/21	403,414	204,733	*(d)(n)
Provincia de Buenos Aires, Senior Notes	9.950%	6/9/21	1,290,000	646,613	*(d)(n)
Provincia de Buenos Aires, Senior Notes	9.950%	6/9/21	1,590,000	796,988	*(a)(n)
Provincia de Buenos Aires, Senior Notes	6.500%	2/15/23	2,860,000	1,379,979	*(a)(o)

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	63

Schedule of investments (cont’d)

July 31, 2021

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Argentina — continued
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	650,000		$318,500	*(a)(o)
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	500,000		242,500	*(a)(o)
Provincia de Cordoba, Senior Notes, Step bond (5.000% to 6/10/22 then 6.875%)	5.000%	12/10/25	710,000		541,588	(a)
Provincia de Cordoba, Senior Notes, Step bond (5.000% to 6/1/22 then 6.990%)	5.000%	6/1/27	637,561		439,923	(a)
Provincia de Cordoba, Senior Notes, Step bond (5.000% to 6/1/22 then 6.990%)	5.000%	6/1/27	330,000		227,703	(d)
Total Argentina					7,041,189
Australia — 0.1%
Australia Government Bond	5.750%	7/15/22	2,500,000	AUD	1,934,981
Brazil — 0.3%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	2,560,000	BRL	504,685
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/25	8,670,000	BRL	1,724,051
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/29	7,000,000	BRL	1,393,227
Total Brazil					3,621,963
Egypt — 0.2%
Egypt Government International Bond, Senior Notes	7.600%	3/1/29	2,750,000		2,991,312	(a)
Ghana — 0.2%
Ghana Government International Bond, Senior Notes	8.125%	1/18/26	1,020,000		1,084,419	(d)
Ghana Government International Bond, Senior Notes	7.625%	5/16/29	690,000		690,492	(a)
Ghana Government International Bond, Senior Notes	8.125%	3/26/32	1,360,000		1,361,571	(a)
Total Ghana					3,136,482

See Notes to Financial Statements.

64	Western Asset Income Fund 2021 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — 2.7%
Indonesia Government International Bond, Senior Notes	3.500%	1/11/28	3,800,000		$4,176,781
Indonesia Government International Bond, Senior Notes	5.250%	1/17/42	3,620,000		4,546,220	(d)
Indonesia Treasury Bond	8.375%	9/15/26	50,137,000,000	IDR	3,943,360
Indonesia Treasury Bond	7.000%	5/15/27	265,378,000,000	IDR	19,707,241
Indonesia Treasury Bond	6.500%	2/15/31	4,870,000,000	IDR	342,255
Indonesia Treasury Bond	8.375%	3/15/34	43,786,000,000	IDR	3,420,681
Total Indonesia					36,136,538
Israel — 0.2%
Israel Government International Bond, Senior Notes	2.750%	7/3/30	1,340,000		1,444,580
State of Israel, Senior Notes	3.375%	1/15/50	910,000		997,988
Total Israel					2,442,568
Ivory Coast — 0.2%
Ivory Coast Government International Bond, Senior Notes	4.875%	1/30/32	170,000	EUR	204,237	(a)
Ivory Coast Government International Bond, Senior Notes	6.125%	6/15/33	940,000		1,020,878	(d)
Ivory Coast Government International Bond, Senior Notes, Step bond	5.750%	12/31/32	1,227,501		1,245,201	(d)
Total Ivory Coast					2,470,316
Kazakhstan — 0.3%
Kazakhstan Government International Bond, Senior Notes	5.125%	7/21/25	2,910,000		3,382,875	(d)
Mexico — 0.4%
Mexico Government International Bond, Senior Notes	3.600%	1/30/25	2,587,000		2,845,260

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	65

Schedule of investments (cont’d)

July 31, 2021

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Mexico — continued
Mexico Government International Bond, Senior Notes	2.659%	5/24/31	1,270,000		$1,252,246
Mexico Government International Bond, Senior Notes	4.750%	3/8/44	1,440,000		1,604,268
Total Mexico					5,701,774
Panama — 0.2%
Panama Government International Bond, Senior Notes	4.500%	4/1/56	2,360,000		2,701,846
Peru — 0.2%
Peruvian Government International Bond, Senior Notes	2.783%	1/23/31	2,840,000		2,858,148
Qatar — 0.4%
Qatar Government International Bond, Senior Notes	5.103%	4/23/48	1,820,000		2,444,487	(a)
Qatar Government International Bond, Senior Notes	4.817%	3/14/49	2,770,000		3,612,230	(a)
Total Qatar					6,056,717
Russia — 1.6%
Russian Federal Bond — OFZ	7.050%	1/19/28	1,521,999,000	RUB	21,193,488
United Arab Emirates — 0.1%
Abu Dhabi Government International Bond, Senior Notes	4.125%	10/11/47	1,610,000		1,939,078	(a)
Total Sovereign Bonds (Cost — $107,021,472)					103,609,275
Convertible Bonds & Notes — 1.7%
Communication Services — 0.2%
Diversified Telecommunication Services — 0.0%††
Liberty Latin America Ltd., Senior Notes	2.000%	7/15/24	440,000		442,772
Entertainment — 0.1%
Spotify USA Inc., Senior Notes	0.000%	3/15/26	620,000		560,170	(a)

See Notes to Financial Statements.

66	Western Asset Income Fund 2021 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Media — 0.1%
DISH Network Corp., Senior Notes	3.375%	8/15/26	1,470,000	$1,510,425
Total Communication Services				2,513,367
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.1%
DraftKings Inc., Senior Notes	0.000%	3/15/28	1,330,000	1,172,395	(a)
Energy — 0.5%
Oil, Gas & Consumable Fuels — 0.5%
Cheniere Energy Inc., Senior Notes	4.250%	3/15/45	7,765,000	6,508,558
Financials — 0.6%
Mortgage Real Estate Investment Trusts (REITs) — 0.6%
Apollo Commercial Real Estate Finance Inc., Senior Notes	5.375%	10/15/23	6,908,000	7,020,255
Granite Point Mortgage Trust Inc., Senior Notes	5.625%	12/1/22	1,962,000	1,960,774	(a)
Total Financials				8,981,029
Health Care — 0.0%††
Biotechnology — 0.0%††
Halozyme Therapeutics Inc., Senior Notes	0.250%	3/1/27	490,000	448,963	(a)
Industrials — 0.1%
Airlines — 0.1%
Spirit Airlines Inc., Senior Notes	1.000%	5/15/26	850,000	799,510
Information Technology — 0.0%††
Software — 0.0%††
Alteryx Inc., Senior Notes	1.000%	8/1/26	420,000	389,046
Real Estate — 0.1%
Real Estate Management & Development — 0.1%
Realogy Group LLC/Realogy Co-Issuer Corp., Senior Notes	0.250%	6/15/26	1,290,000	1,313,426	(a)
Utilities — 0.1%
Electric Utilities — 0.1%
NextEra Energy Partners LP, Senior Notes	0.000%	6/15/24	900,000	907,650	(a)
Total Convertible Bonds & Notes (Cost — $22,700,450)				23,033,944

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	67

Schedule of investments (cont’d)

July 31, 2021

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate		Shares	Value
Convertible Preferred Stocks — 1.2%
Energy — 1.2%
Oil, Gas & Consumable Fuels — 1.2%
MPLX LP	8.462%		302,326	$10,052,339	(g)(h)
Targa Resources Corp., Non Voting Shares	9.500%		5,960	6,400,734
Total Convertible Preferred Stocks (Cost — $16,415,111)				16,453,073

			Shares/ Units
Common Stocks — 0.1%
Energy — 0.0%††
Oil, Gas & Consumable Fuels — 0.0%††
Berry Corp.			44,473	246,825
Southwestern Energy Co.			62,835	295,953	*
Total Energy				542,778
Financials — 0.1%
Capital Markets — 0.1%
EG Acquisition Corp., Class A Shares			161,830	1,572,179	*
Materials — 0.0%††
Metals & Mining — 0.0%††
Arctic Canadian Diamond Co. Ltd.			1,388	0	*(g)(h)(p)
Total Common Stocks (Cost — $2,635,614)				2,114,957

	Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.1%
Exchange-Traded Purchased Options — 0.1%
E-mini S&P 500 Index Futures, Put @ $3,850.00	9/17/21	204	44,831,652	171,360
E-mini S&P 500 Index Futures, Put @ $3,900.00	9/17/21	266	58,456,958	258,020
E-mini S&P 500 Index Futures, Put @ $4,000.00	9/17/21	134	29,448,242	175,540
E-mini S&P 500 Index Futures, Put @ $3,950.00	10/15/21	130	28,569,190	286,000
E-mini S&P 500 Index Futures, Put @ $4,000.00	10/15/21	85	18,679,855	210,375
Total Exchange-Traded Purchased Options (Cost — $2,124,891)				1,101,295

See Notes to Financial Statements.

68	Western Asset Income Fund 2021 Annual Report

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Counterparty	Expiration Date	Contracts	Notional Amount†	Value
OTC Purchased Options — 0.0%††
Credit default swaption to buy protection on Markit CDX.NA.HY.36 Index, Put @ 109.00bps	BNP Paribas SA	8/18/21	13,072,000	13,072,000	$70,309
Credit default swaption to sell protection on Markit CDX.NA.HY.36 Index, Call @ 109.50bps	Morgan Stanley & Co. Inc.	8/18/21	13,390,000	13,390,000	22,542
U.S. Dollar/ Japanese Yen, Call @ 115.20JPY	Morgan Stanley & Co. Inc.	11/10/21	10,471,000	10,471,000	7,910
U.S. Dollar/ Norwegian Krone, Put @ 8.60NOK	Morgan Stanley & Co. Inc.	10/8/21	12,240,000	12,240,000	106,297
Total OTC Purchased Options (Cost — $454,708)					207,058
Total Purchased Options (Cost — $2,579,599)					1,308,353

		Rate	Maturity Date	Face Amount†
Mortgage-Backed Securities — 0.1%
FHLMC — 0.0%††
Federal Home Loan Mortgage Corp. (FHLMC) Gold		7.000%	8/1/30	2,206	2,269
Federal Home Loan Mortgage Corp. (FHLMC) Gold		6.500%	11/1/31	247	278
Total FHLMC					2,547
FNMA — 0.1%
Federal National Mortgage Association (FNMA)		7.000%	8/1/29-4/1/31	3,708	4,291

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	69

Schedule of investments (cont’d)

July 31, 2021

Western Asset Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	2.680%	1/1/35-2/1/35	300,000	$331,521
Federal National Mortgage Association (FNMA)	2.790%	1/1/35	585,890	651,390	(e)
Total FNMA				987,202
Total Mortgage-Backed Securities (Cost — $895,939)				989,749
			Shares
Preferred Stocks — 0.0%††
Financials — 0.0%††
Capital Markets — 0.0%††
B Riley Financial Inc. (Cost — $810,000)	5.500%		32,400	829,440

		Maturity Date	Face Amount†
U.S. Government & Agency Obligations — 0.0%††
U.S. Government Obligations — 0.0%††
U.S. Treasury Notes (Cost — $196,823)	1.625%	5/15/31	190,000	196,991

		Expiration Date	Warrants
Warrants — 0.0%††
EG Acquisition Corp., Class A Shares (Cost — $51,650)		5/28/28	53,943	48,009	*
Total Investments before Short-Term Investments (Cost — $1,355,112,989)				1,363,845,038
	Rate		Shares
Short-Term Investments — 2.1%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $28,204,225)	0.010%		28,204,225	28,204,225	(m)
Total Investments — 102.0% (Cost — $1,383,317,214)				1,392,049,263
Liabilities in Excess of Other Assets — (2.0)%				(27,594,116)
Total Net Assets — 100.0%				$1,364,455,147

See Notes to Financial Statements.

70	Western Asset Income Fund 2021 Annual Report

Western Asset Income Fund

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Securities traded on a when-issued or delayed delivery basis.

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(d)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(e)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(h)	Security is valued using significant unobservable inputs (Note 1).

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	All or a portion of this loan is unfunded as of July 31, 2021. The interest rate for fully unfunded term loans is to be determined.

(l)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(m)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At July 31, 2021, the total market value of investments in Affiliated Companies was $28,594,770 and the cost was $28,594,225 (Note 8).

(n)	The maturity principal is currently in default as of July 31, 2021.

(o)	The coupon payment on this security is currently in default as of July 31, 2021.

(p)	Value is less than $1.

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	71

Schedule of investments (cont’d)

July 31, 2021

Western Asset Income Fund

Abbreviation(s) used in this schedule:

AUD	— Australian Dollar

bps	— basis point spread (100 basis points = 1.00%)

BRL	— Brazilian Real

CAD	— Canadian Dollar

CAS	— Connecticut Avenue Securities

CDO	— Collateralized Debt Obligation

CLO	— Collateralized Loan Obligation

CMT	— Constant Maturity Treasury

EUR	— Euro

EURIBOR	— Euro Interbank Offered Rate

GBP	— British Pound

ICE	— Intercontinental Exchange

IDR	— Indonesian Rupiah

IO	— Interest Only

JPY	— Japanese Yen

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

NOK	— Norwegian Krone

OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)

PIK	— Payment-In-Kind

PJSC	— Private Joint Stock Company

Re-REMIC	— Resecuritization of Real Estate Mortgage Investment Conduit

RUB	— Russian Ruble

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

Schedule of Written Options
Exchange-Traded Written Options
	Security	Expiration Date	Strike Price		Contracts	Notional Amount†		Value
	E-mini S&P 500 Index Futures, Put	9/17/21	$3,600.00		344	75,598,472		$(147,920)
	E-mini S&P 500 Index Futures, Put	9/17/21	3,700.00		126	27,690,138		(69,300)
	E-mini S&P 500 Index Futures, Put	9/17/21	3,800.00		134	29,448,242		(97,150)
	E-mini S&P 500 Index Futures, Put	10/15/21	3,500.00		85	18,679,855		(69,275)
	E-mini S&P 500 Index Futures, Put	10/15/21	3,700.00		130	28,569,190		(160,550)
Total Exchange-Traded Written Options (Premiums received — $1,183,141)								$(544,195)

OTC Written Options
	Counterparty
Credit default swaption to buy protection on Markit CDX.NA.HY.36 Index, Call	Morgan Stanley & Co. Inc.	8/18/21	110.00	bps	26,780,000	26,780,000	‡	$(9,314)

See Notes to Financial Statements.

72	Western Asset Income Fund 2021 Annual Report

Western Asset Income Fund

Schedule of Written Options (cont’d)
Security	Counterparty	Expiration Date	Strike Price		Contracts	Notional Amount†		Value
Credit default swaption to sell protection on Markit CDX.NA.HY.36 Index, Put	BNP Paribas SA	8/18/21	106.50	bps	26,144,000	26,144,000	‡	$(26,243)
U.S. Dollar/Mexican Peso, Put	Citibank N.A.	9/28/21	19.58	MXN	7,860,000	7,860,000		(53,564)
Total OTC Written Options (Premiums received — $ 355,403)								$(89,121)
Total Written Options (Premiums received — $ 1,538,544)								$(633,316)

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

‡

In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

Abbreviation(s) used in this schedule:

bps	— basis point spread (100 basis points = 1.00%)

MXN	— Mexican Peso

At July 31, 2021, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Australian 10-Year Bonds	25	9/21	$2,583,910	$2,667,501	$83,591
U.S. Treasury 2-Year Notes	1,347	9/21	297,236,822	297,223,969	(12,853)
U.S. Treasury Ultra 10-Year Notes	10	9/21	1,442,986	1,502,500	59,514
U.S. Treasury Ultra Long- Term Bonds	494	9/21	91,152,285	98,568,437	7,416,152
					7,546,404
Contracts to Sell:
90-Day Eurodollar	63	12/21	15,713,193	15,722,438	(9,245)
Euro-Bobl	18	9/21	2,859,928	2,890,274	(30,346)
Euro-Bund	47	9/21	9,538,475	9,844,440	(305,965)
Euro-Buxl	3	9/21	705,055	765,273	(60,218)
U.S. Treasury 5-Year Notes	235	9/21	29,085,821	29,244,648	(158,827)
U.S. Treasury 10-Year Notes	572	9/21	76,401,837	76,907,190	(505,353)
U.S. Treasury Long-Term Bonds	315	9/21	49,384,618	51,886,406	(2,501,788)

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	73

Schedule of investments (cont’d)

July 31, 2021

Western Asset Income Fund

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell continued
United Kingdom Long Gilt Bonds	32	9/21	$5,635,985	$5,773,059	$(137,074)
					(3,708,816)
Net unrealized appreciation on open futures contracts					$3,837,588

At July 31, 2021, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	44,074,013	USD	2,190,000	Citibank N.A.	9/30/21	$5,544
USD	4,651,200	NOK	40,809,629	Morgan Stanley & Co. Inc.	10/12/21	31,811
USD	5	INR	347	Citibank N.A.	10/18/21	0	[1]
EUR	2,780,000	USD	3,292,808	BNP Paribas SA	10/19/21	10,240
USD	4,232,197	EUR	3,563,043	BNP Paribas SA	10/19/21	(1,222)
CAD	10,262,836	USD	8,170,878	Citibank N.A.	10/19/21	54,767
USD	3,465,513	GBP	2,500,000	Citibank N.A.	10/19/21	(10,117)
CAD	6,030,000	USD	4,857,685	Goldman Sachs Group Inc.	10/19/21	(24,651)
MXN	32,190,000	USD	1,579,078	Goldman Sachs Group Inc.	10/19/21	20,063
MXN	53,610,000	USD	2,618,633	Goldman Sachs Group Inc.	10/19/21	44,615
USD	7,627,190	GBP	5,510,183	Goldman Sachs Group Inc.	10/19/21	(33,351)
USD	1,904,144	MXN	38,420,000	Goldman Sachs Group Inc.	10/19/21	(4,492)
USD	1,655	ZAR	24,072	Goldman Sachs Group Inc.	10/19/21	29
AUD	18,174,086	USD	13,630,565	JPMorgan Chase & Co.	10/19/21	(288,592)
USD	20,507,709	IDR	302,652,772,322	JPMorgan Chase & Co.	10/19/21	(294,622)
USD	25	JPY	2,796	JPMorgan Chase & Co.	10/19/21	0	[1]
AUD	4,040,000	USD	2,956,348	Morgan Stanley & Co. Inc.	10/19/21	9,500
CAD	2,950,000	USD	2,351,933	Morgan Stanley & Co. Inc.	10/19/21	12,487
CAD	3,850,000	USD	3,033,179	Morgan Stanley & Co. Inc.	10/19/21	52,589
MXN	67,888,108	USD	3,359,384	Morgan Stanley & Co. Inc.	10/19/21	13,175
NOK	12,500,000	USD	1,404,734	Morgan Stanley & Co. Inc.	10/19/21	10,125
NOK	13,560,000	USD	1,558,794	Morgan Stanley & Co. Inc.	10/19/21	(23,955)
NOK	14,180,000	USD	1,595,038	Morgan Stanley & Co. Inc.	10/19/21	9,978
NOK	16,656,991	USD	1,898,347	Morgan Stanley & Co. Inc.	10/19/21	(12,963)
NOK	215,864,570	USD	24,742,059	Morgan Stanley & Co. Inc.	10/19/21	(308,624)
USD	4,417,127	BRL	23,220,896	Morgan Stanley & Co. Inc.	10/19/21	7,319
USD	13,974,439	EUR	11,750,000	Morgan Stanley & Co. Inc.	10/19/21	13,713
USD	118,913	NZD	170,000	Morgan Stanley & Co. Inc.	10/19/21	530

See Notes to Financial Statements.

74	Western Asset Income Fund 2021 Annual Report

Western Asset Income Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	7,785,538	RUB	590,961,271	Morgan Stanley & Co. Inc.	10/19/21	$(183,859)
USD	5,670,962	SAR	21,280,000	JPMorgan Chase & Co.	1/13/22	2,415
Total						$(887,548)

[1]	Value is less than $1.

Abbreviation(s) used in this table:

AUD	— Australian Dollar

BRL	— Brazilian Real

CAD	— Canadian Dollar

EUR	— Euro

GBP	— British Pound

IDR	— Indonesian Rupiah

INR	— Indian Rupee

JPY	— Japanese Yen

MXN	— Mexican Peso

NOK	— Norwegian Krone

NZD	— New Zealand Dollar

RUB	— Russian Ruble

SAR	— Saudi Arabian Riyal

USD	— United States Dollar

ZAR	— South African Rand
At July 31, 2021, the Fund had the following open swap contracts:

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†		Upfront Premiums Paid (Received)	Unrealized Depreciation
Citibank N.A.	4,600,000	BRL	1/4/27	BRL-CDI**	7.024	%**	—	$(12,158)
Citibank N.A.	5,400,000	BRL	1/4/27	BRL-CDI**	7.024	%**	$2,249	(16,521)
Citibank N.A.	5,822,000	BRL	1/4/27	BRL-CDI**	7.024	%**	2,827	(18,215)
JPMorgan Chase & Co.	3,800,000	BRL	1/4/27	BRL-CDI**	7.044	%**	—	(9,365)
JPMorgan Chase & Co.	19,480,000	BRL	1/4/27	BRL-LIBOR**	6.870	%**	—	(78,694)
Total							$5,076	$(134,953)

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	75

Schedule of investments (cont’d)

July 31, 2021

Western Asset Income Fund

	CENTRALLY CLEARED INTEREST RATE SWAPS
	Notional Amount*	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	113,420,000 MXN	7/18/29	28-Day MXN TIIE -Banxico every 28 days	7.450% every 28 days	$38,614	$229,453
	198,820,000 MXN	7/20/29	28-Day MXN TIIE - Banxico every 28 days	7.440% every 28 days	82,026	381,458
	8,350,000	7/20/45	0.560% annually	Daily SOFR annually	21,236	1,426,146
	1,080,000	8/19/45	0.740% annually	Daily SOFR annually	—	142,509
	2,435,000	2/15/47	1.000% semi-annually	3-Month LIBOR quarterly	29,510	325,641
	1,334,000	2/15/47	1.600% semi-annually	3-Month LIBOR quarterly	7,855	3,089
	2,952,000	2/15/47	2.000% semi-annually	3-Month LIBOR quarterly	5,522	(219,243)
	1,271,000	2/15/47	1.729% annually	Daily SOFR Compound annually	—	(99,778)
Total					$184,763	$2,189,275

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount2*	Termination Date	Implied Credit Spread at July 31, 2021[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co. Inc. (Netflix Inc., 4.875%, due 6/15/30)	$1,835,000	6/20/26	0.691%	5.000% quarterly	$380,951	$385,459	$(4,508)

See Notes to Financial Statements.

76	Western Asset Income Fund 2021 Annual Report

Western Asset Income Fund

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1] (cont’d)
Swap Counterparty (Reference Entity)	Notional Amount2*		Termination Date	Implied Credit Spread at July 31, 2021[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co. Inc. (Netflix Inc., 4.875%, due 6/15/30)	$3,670,000		6/20/26	0.691%	5.000% quarterly	$761,902	$767,196	$(5,294)
Morgan Stanley & Co. Inc. (Volkswagen International Finance NV, 0.875%, due 1/16/23)	1,790,000	EUR	12/20/24	0.399%	1.000% quarterly	44,010	14,767	29,243
Total						$1,186,863	$1,167,422	$19,441

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount2*		Termination Date	Implied Credit Spread at July 31, 2021[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Morgan Stanley & Co. Inc. (Daimler AG, 1.400%, due 1/12/24)	1,790,000	EUR	12/20/24	0.326%	1.000% quarterly	$(49,441)	$(28,174)	$(21,267)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]		Termination Date	Implied Credit Spread at July 31, 2021[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Ford Motor Co., 4.346%, due 12/8/26	$5,930,000		6/20/26	1.767%	5.000% quarterly	$889,130	$841,430	$47,700

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	77

Schedule of investments (cont’d)

July 31, 2021

Western Asset Income Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Reference Entity	Notional Amount[2]	Termination Date	Implied Credit Spread at July 31, 2021[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
General Motors Co., 4.875%, due 10/2/23	$5,930,000	6/20/26	0.908%	5.000% quarterly	$(1,159,940)	$(1,130,924)	$(29,016)
ViacomCBS Inc., 4.750%, due 5/15/25	2,775,000	6/20/26	0.599%	1.000% quarterly	(53,755)	(40,707)	(13,048)
Walt Disney Co., 3.700%,due 9/15/24	2,775,000	6/20/26	0.345%	1.000% quarterly	(88,523)	(80,224)	(8,299)
Total	$11,480,000				$(1,302,218)	$(1,251,855)	$(50,363)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Reference Entity		Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.HY.36 Index		$6,176,000	6/20/26	5.000% quarterly	$(568,017)	$(489,703)	$(78,314)

See Notes to Financial Statements.

78	Western Asset Income Fund 2021 Annual Report

Western Asset Income Fund

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment made at termination date.

Abbreviation(s) used in this table:

BRL	— Brazilian Real

BRL-CDI	— Brazil Cetip InterBank Deposit Rate

BRL-LIBOR	— Brazil London Interbank Offered Rate

EUR	— Euro

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

SOFR	— Secured Overnight Financing Rate

TIIE	— Equilibrium Interbanking Interest Rate (Tasa de Intere’s Interbancaria de Equilibrio)

Summary of Investments by Country** (unaudited)
United States	70.9%
Cayman Islands	5.7
Indonesia	2.6
United Kingdom	2.4

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	79

Schedule of investments (cont’d)

July 31, 2021

Western Asset Income Fund

Summary of Investments by Country** (unaudited) (cont’d)
Brazil	1.7%
Russia	1.7
Canada	1.4
Argentina	0.9
Peru	0.9
Kazakhstan	0.7
Zambia	0.7
Mexico	0.7
Luxembourg	0.6
Switzerland	0.5
Ireland	0.5
United Arab Emirates	0.5
Qatar	0.4
Israel	0.4
Australia	0.4
Spain	0.4
Netherlands	0.3
Italy	0.3
China	0.3
South Africa	0.3
Macau	0.2
Kuwait	0.2
Chile	0.2
Ghana	0.2
Turkey	0.2
Colombia	0.2
Egypt	0.2
Panama	0.2
France	0.2
Hong Kong	0.2
Ivory Coast	0.2
South Korea	0.2
Bermuda	0.2
Germany	0.1
Jersey	0.0 ‡
Purchased Options	0.1
Short-Term Investments	2.0
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of July 31, 2021 and are subject to change.

‡	Represents less than 0.1%.

See Notes to Financial Statements.

80	Western Asset Income Fund 2021 Annual Report

Statement of assets and liabilities

July 31, 2020

Assets:
Investments in unaffiliated securities, at value (Cost — $1,354,722,989)	$1,363,454,493
Investments in affiliated securities, at value (Cost — $28,594,225)	28,594,770
Foreign currency, at value (Cost — $10,824,550)	10,873,362
Cash	1,184,516
Receivable for securities sold	20,631,329
Interest and dividends receivable	10,709,570
Deposits with brokers for centrally cleared swap contracts	8,028,000
Deposits with brokers for open futures contracts and exchange-traded options	4,693,937
OTC swaps, at value (premiums paid — $1,167,422)	1,186,863
Receivable for Fund shares sold	748,459
Foreign currency collateral for open futures contracts, at value (Cost — $471,776)	462,232
Deposits with brokers for OTC derivatives	310,000
Unrealized appreciation on forward foreign currency contracts	298,900
Receivable from broker — net variation margin on open futures contracts	121,069
Receivable for premiums on written options	67,821
Receivable for open OTC swap contracts	33,763
Other receivables	835
Prepaid expenses	49,249
Total Assets	1,451,449,168

Liabilities:
Payable for securities purchased	82,784,583
Unrealized depreciation on forward foreign currency contracts	1,186,448
Payable for Fund shares repurchased	685,407
Written options, at value (premiums received — $1,538,544)	633,316
Investment management fee payable	576,668
Distributions payable	560,039
OTC swaps, at value (net premiums received — $23,098)	179,318
Payable to broker — net variation margin on centrally cleared swap contracts	96,515
Service and/or distribution fees payable	74,622
Payable for open OTC swap contracts	2,415
Trustees’ fees payable	1,533
Accrued expenses	213,157
Total Liabilities	86,994,021
Total Net Assets	$1,364,455,147

Net Assets:
Par value (Note 7)	$2,218
Paid-in capital in excess of par value	1,397,464,191
Total distributable earnings (loss)	(33,011,262)
Total Net Assets	$1,364,455,147

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	81

Statement of assets and liabilities (cont’d)

July 31, 2020

Net Assets:
Class A	$326,035,298
Class C	$6,079,281
Class C1	$910,177
Class I	$795,254,852
Class IS	$236,175,539

Shares Outstanding:
Class A	53,246,046
Class C	993,672
Class C1	148,466
Class I	129,103,647
Class IS	38,347,659

Net Asset Value:
Class A (and redemption price)	$6.12
Class C*	$6.12
Class C1*	$6.13
Class I (and redemption price)	$6.16
Class IS (and redemption price)	$6.16
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$6.39

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

82	Western Asset Income Fund 2021 Annual Report

Statement of operations

For the Year Ended July 31, 2021

Investment Income:
Interest from unaffiliated investments	$38,688,241
Interest from affiliated investments	21,440
Dividends	378,858
Less: Foreign taxes withheld	(480,427)
Total Investment Income	38,608,112

Expenses:
Investment management fee (Note 2)	4,167,412
Service and/or distribution fees (Notes 2 and 5)	848,268
Transfer agent fees (Note 5)	702,941
Registration fees	111,340
Fund accounting fees	109,384
Audit and tax fees	45,919
Custody fees	32,877
Shareholder reports	27,822
Legal fees	20,302
Trustees’ fees	13,016
Interest expense	11,330
Insurance	7,046
Commitment fees (Note 9)	5,636
Miscellaneous expenses	15,009
Total Expenses	6,118,302
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(10,853)
Net Expenses	6,107,449
Net Investment Income	32,500,663

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	4,674,184	†
Futures contracts	(3,508,410)
Written options	2,992,537
Swap contracts	(1,277,912)
Forward foreign currency contracts	(769,006)
Foreign currency transactions	167,685
Net Realized Gain	2,279,078
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	24,679,118
Investments in affiliated securities	16,650
Futures contracts	2,829,418
Written options	739,286
Swap contracts	744,282

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	83

Statement of operations (cont’d)

For the Year Ended July 31, 2021

Forward foreign currency contracts	804,754
Foreign currencies	48,853
Change in Net Unrealized Appreciation (Depreciation)	29,862,361
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	32,141,439
Increase in Net Assets From Operations	$64,642,102

†	Net of foreign capital gains tax of $617.

See Notes to Financial Statements.

84	Western Asset Income Fund 2021 Annual Report

Statements of changes in net assets

For the Years Ended July 31,	2021	2020

Operations:
Net investment income	$32,500,663	$24,806,606
Net realized gain (loss)	2,279,078	(13,625,261)
Change in net unrealized appreciation (depreciation)	29,862,361	(13,282,664)
Increase (Decrease) in Net Assets From Operations	64,642,102	(2,101,319)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(35,147,911)	(16,229,253)
Return of capital	—	(10,130,044)
Decrease in Net Assets From Distributions to Shareholders	(35,147,911)	(26,359,297)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	974,637,068	259,096,675
Reinvestment of distributions	30,751,433	21,573,679
Cost of shares repurchased	(201,892,697)	(170,791,702)
Increase in Net Assets From Fund Share Transactions	803,495,804	109,878,652
Increase in Net Assets	832,989,995	81,418,036

Net Assets:
Beginning of year	531,465,152	450,047,116
End of year	$1,364,455,147	$531,465,152

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	85

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class A Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$5.89	$6.19	$6.14	$6.46	$6.30

Income (loss) from operations:
Net investment income	0.23	0.29	0.33	0.35	0.30
Net realized and unrealized gain (loss)	0.25	(0.28)	0.08	(0.33)	0.17
Total income from operations	0.48	0.01	0.41	0.02	0.47

Less distributions from:
Net investment income	(0.25)	(0.19)	(0.30)	(0.31)	(0.21)
Return of capital	—	(0.12)	(0.06)	(0.03)	(0.10)
Total distributions	(0.25)	(0.31)	(0.36)	(0.34)	(0.31)

Net asset value, end of year	$6.12	$5.89	$6.19	$6.14	$6.46
Total return[2]	8.23%	0.28%[3]	6.84%	0.45%	7.65%

Net assets, end of year (millions)	$326	$297	$294	$277	$280

Ratios to average net assets:
Gross expenses	0.94%	0.97%	1.00%	1.09%	1.14%
Net expenses[4,5]	0.93	0.97	0.98	1.08	1.14
Net investment income	3.82	4.96	5.54	5.49	4.78

Portfolio turnover rate	71%	59%	54%	63%	59%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.11% for the year ended July 31, 2020.

[4]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

86	Western Asset Income Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$5.88	$6.19	$6.14	$6.46	$6.29

Income (loss) from operations:
Net investment income	0.19	0.25	0.29	0.31	0.26
Net realized and unrealized gain (loss)	0.25	(0.29)	0.08	(0.33)	0.17
Total income (loss) from operations	0.44	(0.04)	0.37	(0.02)	0.43

Less distributions from:
Net investment income	(0.20)	(0.17)	(0.27)	(0.27)	(0.16)
Return of capital	—	(0.10)	(0.05)	(0.03)	(0.10)
Total distributions	(0.20)	(0.27)	(0.32)	(0.30)	(0.26)

Net asset value, end of year	$6.12	$5.88	$6.19	$6.14	$6.46
Total return[2]	7.65%	(0.62)%[3]	6.25%	(0.43)%	7.06%

Net assets, end of year (000s)	$6,079	$5,975	$6,453	$7,186	$6,161

Ratios to average net assets:
Gross expenses	1.65%	1.70%	1.71%	1.80%	1.85%
Net expenses[4]	1.65 [5]	1.70 [5]	1.70 [5]	1.79 [5]	1.85
Net investment income	3.10	4.24	4.82	4.86	4.07

Portfolio turnover rate	71%	59%	54%	63%	59%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended July 31, 2020.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2018, the expense limitation was 1.95%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	87

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C1 Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$5.89	$6.20	$6.15	$6.47	$6.31

Income (loss) from operations:
Net investment income	0.21	0.28	0.31	0.36	0.28
Net realized and unrealized gain (loss)	0.25	(0.30)	0.08	(0.36)	0.16
Total income (loss) from operations	0.46	(0.02)	0.39	0.00 [2]	0.44

Less distributions from:
Net investment income	(0.22)	(0.18)	(0.29)	(0.29)	(0.18)
Return of capital	—	(0.11)	(0.05)	(0.03)	(0.10)
Total distributions	(0.22)	(0.29)	(0.34)	(0.32)	(0.28)

Net asset value, end of year	$6.13	$5.89	$6.20	$6.15	$6.47
Total return[3]	7.92%	(0.23)%[4]	6.43%	0.08%[5]	7.21%

Net assets, end of year (000s)	$910	$1,361	$2,400	$19,348	$25,384

Ratios to average net assets:
Gross expenses	1.39%	1.34%	1.39%	1.47%	1.55%
Net expenses[6,7]	1.39	1.34	1.37	1.46	1.55
Net investment income	3.40	4.64	5.12	5.60	4.38

Portfolio turnover rate	71%	59%	54%	63%	59%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended July 31, 2020.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.08% for the year ended July 31, 2018.

[6]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

88	Western Asset Income Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class I Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$5.92	$6.23	$6.18	$6.50	$6.33

Income (loss) from operations:
Net investment income	0.24	0.31	0.35	0.38	0.32
Net realized and unrealized gain (loss)	0.27	(0.29)	0.08	(0.34)	0.18
Total income from operations	0.51	0.02	0.43	0.04	0.50

Less distributions from:
Net investment income	(0.27)	(0.20)	(0.32)	(0.32)	(0.23)
Return of capital	—	(0.13)	(0.06)	(0.04)	(0.10)
Total distributions	(0.27)	(0.33)	(0.38)	(0.36)	(0.33)

Net asset value, end of year	$6.16	$5.92	$6.23	$6.18	$6.50
Total return[2]	8.70%	0.43%[3]	7.33%	0.61%	8.12%

Net assets, end of year (000s)	$795,255	$122,512	$103,043	$120,028	$83,331

Ratios to average net assets:
Gross expenses	0.62%	0.69%	0.70%	0.80%	0.86%
Net expenses[4,5]	0.62	0.68	0.68	0.79	0.85
Net investment income	3.89	5.22	5.79	5.99	5.06

Portfolio turnover rate	71%	59%	54%	63%	59%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.26% for the year ended July 31, 2020.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2018, the expense limitation was 0.85%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Income Fund 2021 Annual Report	89

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class IS Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$5.92	$6.23	$6.18	$6.50	$6.33

Income (loss) from operations:
Net investment income	0.25	0.31	0.37	0.38	0.33
Net realized and unrealized gain (loss)	0.26	(0.28)	0.07	(0.33)	0.18
Total income from operations	0.51	0.03	0.44	0.05	0.51

Less distributions from:
Net investment income	(0.27)	(0.21)	(0.33)	(0.33)	(0.24)
Return of capital	—	(0.13)	(0.06)	(0.04)	(0.10)
Total distributions	(0.27)	(0.34)	(0.39)	(0.37)	(0.34)

Net asset value, end of year	$6.16	$5.92	$6.23	$6.18	$6.50
Total return[2]	8.80%	0.53%[3]	7.43%	0.70%	8.22%

Net assets, end of year (000s)	$236,176	$104,169	$44,528	$636	$424

Ratios to average net assets:
Gross expenses	0.55%	0.59%	0.62%	0.72%	0.76%
Net expenses[4,5]	0.55	0.58	0.60	0.69	0.75
Net investment income	4.12	5.25	6.08	5.97	5.22

Portfolio turnover rate	71%	59%	54%	63%	59%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended July 31, 2020.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.60%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2018, the expense limitation was 0.75% and the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

90	Western Asset Income Fund 2021 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (formerly known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the

Western Asset Income Fund 2021 Annual Report	91

Notes to financial statements (cont’d)

Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

92	Western Asset Income Fund 2021 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-Term Investments†:
Corporate Bonds & Notes:
Financials	—	$61,454,191	$1,265,761		$62,719,952
Information Technology	—	15,719,150	849,363		16,568,513
Other Corporate Bonds & Notes	—	455,081,373	—		455,081,373
Senior Loans:
Consumer Discretionary	—	95,864,984	1,565,365		97,430,349
Energy	—	—	3,656,238		3,656,238
Financials	—	39,369,147	6,220,927		45,590,074
Industrials	—	50,571,052	12,198,918		62,769,970
Materials	—	1,542,256	1,221,719		2,763,975
Real Estate	—	—	4,979,342		4,979,342
Other Senior Loans	—	141,468,718	—		141,468,718
Collateralized Mortgage Obligations	—	188,278,615	—		188,278,615
Asset-Backed Securities	—	133,022,294	931,834		133,954,128
Sovereign Bonds	—	103,609,275	—		103,609,275
Convertible Bonds & Notes	—	23,033,944	—		23,033,944
Convertible Preferred Stocks:
Energy	—	6,400,734	10,052,339		16,453,073
Common Stocks:
Energy	$542,778	—	—		542,778
Financials	—	1,572,179	—		1,572,179
Materials	—	—	0	*	0	*
Purchased Options:
Exchange-Traded Purchased Options	1,101,295	—	—		1,101,295
OTC Purchased Options	—	207,058	—		207,058
Mortgage-Backed Securities	—	989,749	—		989,749
Preferred Stocks	829,440	—	—		829,440
U.S. Government & Agency Obligations	—	196,991	—		196,991
Warrants	48,009	—	—		48,009
Total Long-Term Investments	2,521,522	1,318,381,710	42,941,806		1,363,845,038
Short-Term Investments†	28,204,225	—	—		28,204,225
Total Investments	$30,725,747	$1,318,381,710	$42,941,806		$1,392,049,263

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Notes to financial statements (cont’d)

ASSETS (cont’d)
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$7,559,257	—	—	$7,559,257
Forward Foreign Currency Contracts††	—	$298,900	—	298,900
Centrally Cleared Interest Rate Swaps††	—	2,508,296	—	2,508,296
OTC Credit Default Swaps on Corporate Issues — Sell Protection‡	—	1,186,863	—	1,186,863
Centrally Cleared Credit Default Swaps on Corporate Issues — Sell Protection††	—	47,700	—	47,700
Total Other Financial
Instruments	$7,559,257	$4,041,759	—	$11,601,016
Total	$38,285,004	$1,322,423,469	$42,941,806	$1,403,650,279

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options:
Exchange-Traded Written Options	$544,195	—	—	$544,195
OTC Written Options	—	$89,121	—	89,121
Futures Contracts††	3,721,669	—	—	3,721,669
Forward Foreign Currency Contracts††	—	1,186,448	—	1,186,448
OTC Interest Rate Swaps‡	—	129,877	—	129,877
Centrally Cleared Interest Rate Swaps††	—	319,021	—	319,021
OTC Credit Default Swaps on Corporate Issues — Buy Protection‡	—	49,441	—	49,441
Centrally Cleared Credit Default Swaps on Corporate Issues — Buy Protection††	—	50,363	—	50,363
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection††	—	78,314	—	78,314
Total	$4,265,864	$1,902,585	—	$6,168,449

94	Western Asset Income Fund 2021 Annual Report

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

‡	Value includes any premium paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of July 31, 2020	Accrued premiums/ discounts	Realized gain (loss)[1]		Change in unrealized appreciation (depreciation)[2]	Purchases
Corporate Bonds & Notes:
Financials	—	—	—		—	—
Information Technology	—	$(266)	—		$(637)	$850,266
Senior Loans:
Communication Services	$565,021	652	$7,110		(4,208)	—
Consumer Discretionary	398,000	3,857	15,871		40,574	1,862,000
Consumer Staples	251,550	510	—		7,398	—
Energy	—	—	—		4,588	3,651,650
Financials	1,472,100	6,063	(1,782)		6,964	6,239,496
Health Care	1,189,990	350	(13,992)		16,620	5,094,362
Industrials	698,979	1,221	9,773		77,083	12,225,918
Information Technology	321,787	—	0	*	5,732	—
Materials	—	—	—		(19,235)	1,240,954
Real Estate	—	930	662		9,949	4,994,675
Asset-Backed Securities	940,452	—	—		6,457	—
Convertible Preferred Stocks:
Energy	—	—	—		(97,271)	10,149,610
Common Stocks:
Energy	37,430	—	(441,384)		450,070	—
Materials	—	—	—		—	0	*
Total	$5,875,309	$13,317	$(423,742)		$504,084	$46,308,931

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Notes to financial statements (cont’d)

Investments in Securities (cont’d)	Sales	Transfers into Level 3[3]	Transfers out of Level 3[4]	Balance as of July 31, 2021		Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2021[2]
Corporate Bonds & Notes:
Financials	—	$1,265,761	—	$1,265,761		—
Information Technology	—	—	—	849,363		$(637)
Senior Loans:
Communication Services	$(568,575)	—	—	—		—
Consumer Discretionary	(754,937)	—	—	1,565,365		50,228
Consumer Staples	—	—	$(259,458)	—		—
Energy	—	—	—	3,656,238		4,588
Financials	(1,264,079)	—	(237,835)	6,220,927		17,094
Health Care	(6,287,330)	—	—	—		—
Industrials	(814,056)	—	—	12,198,918		(16,681)
Information Technology	(327,519)	—	—	—		—
Materials	—	—	—	1,221,719		(19,235)
Real Estate	(26,874)	—	—	4,979,342		9,949
Asset-Backed Securities	(15,075)	—	—	931,834		6,457
Convertible Preferred Stocks:
Energy	—	—	—	10,052,339		(97,271)
Common Stocks:
Energy	(46,116)	—	—	—		—
Materials	—	—	—	0	*	—
Total	$(10,104,561)	$1,265,761	$(497,293)	$42,941,806		$(45,508)

96	Western Asset Income Fund 2021 Annual Report

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in unaffiliated securities in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) from investments in unaffiliated securities in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]

Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable input in the valuation obtained from independent third party pricing services or broker/dealer quotations.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in

Western Asset Income Fund 2021 Annual Report	97

Notes to financial statements (cont’d)

certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities, to facilitate settlement of a foreign currency denominated portfolio transaction, or to attempt to enhance the Fund’s return or yield. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are

98	Western Asset Income Fund 2021 Annual Report

settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of July 31, 2021, the total notional value of all credit default swaps to sell protection was EUR 1,790,000 and $11,435,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended July 31, 2021, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by

Western Asset Income Fund 2021 Annual Report	99

Notes to financial statements (cont’d)

any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized appreciation or depreciation in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

100	Western Asset Income Fund 2021 Annual Report

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of the total amount committed may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At July 31, 2021, the Fund had sufficient cash and/or securities to cover these commitments.

Western Asset Income Fund 2021 Annual Report	101

Notes to financial statements (cont’d)

(j) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(l) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(m) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

102	Western Asset Income Fund 2021 Annual Report

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(n) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties

Western Asset Income Fund 2021 Annual Report	103

Notes to financial statements (cont’d)

as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of July 31, 2021, the Fund held OTC written options, forward foreign currency contracts, OTC interest rate swaps and OTC credit default swaps with credit related contingent features which had a liability position of $1,454,887. If a contingent feature in the master

104	Western Asset Income Fund 2021 Annual Report

agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of July 31, 2021, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $310,000, which could be used to reduce the required payment.

At July 31, 2021, the Fund held non-cash collateral from BNP Paribas SA and Morgan Stanley & Co. Inc. in the amounts of $21,516 and $1,075,782, respectively. These amounts could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(q) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(r) Distributions to shareholders. Distributions from net investment income of the Fund are recorded each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(s) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(t) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(u) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise

Western Asset Income Fund 2021 Annual Report	105

Notes to financial statements (cont’d)

tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries.

(v) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(40,843)	$40,843

(a)	Reclassifications are due to differences between actual and estimated information which adjusted the prior year return of capital.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”) and Western Asset Management Company Limited in London (“Western Asset London”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset Singapore, Western Asset Japan and Western Asset London provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency investments. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Singapore, Western Asset Japan and Western Asset London a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class I and Class IS shares did not exceed 1.80%, 0.70% and 0.60%, respectively. In addition, the

106	Western Asset Income Fund 2021 Annual Report

ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended July 31, 2021, fees waived and/or expenses reimbursed amounted to $10,853, which included an affiliated money market fund waiver of $10,829.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at July 31, 2021, the Fund had no fee waivers and/or expense reimbursements subject to recapture by LMPFA through July 31, 2023.

Franklin Distributors, LLC (formerly known as Legg Mason Investor Services, LLC prior to July 7, 2021) (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 4.25% for Class A shares. Class C shares and Class C1 shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2021, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$118,058	—
CDSCs	1,091	$189

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

Western Asset Income Fund 2021 Annual Report	107

Notes to financial statements (cont’d)

3. Investments

During the year ended July 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$1,335,845,635	$51,353,584
Sales	560,419,478	23,889,705

At July 31, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$1,384,800,570	$28,724,536	$(21,475,843)	$7,248,693
Written options	(1,538,544)	913,243	(8,015)	905,228
Futures contracts	—	7,559,257	(3,721,669)	3,837,588
Forward foreign currency contracts	—	298,900	(1,186,448)	(887,548)
Swap contracts	428,959	2,585,239	(613,720)	1,971,519

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at July 31, 2021.

	ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[2]	—	$114,207	$92,851	$1,101,295	$1,308,353
Futures contracts[3]	$7,559,257	—	—	—	7,559,257
Forward foreign currency contracts	—	298,900	—	—	298,900
OTC swap contracts[4]	—	—	1,186,863	—	1,186,863
Centrally cleared swap contracts[5]	2,508,296	—	47,700	—	2,555,996
Total	$10,067,553	$413,107	$1,327,414	$1,101,295	$12,909,369

108	Western Asset Income Fund 2021 Annual Report

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Written options	—	$53,564	$35,557	$544,195	$633,316
Futures contracts[3]	$3,721,669	—	—	—	3,721,669
Forward foreign currency contracts	—	1,186,448	—	—	1,186,448
OTC swap contracts[4]	129,877	—	49,441	—	179,318
Centrally cleared swap contracts[5]	319,021	—	128,677	—	447,698
Total	$4,170,567	$1,240,012	$213,675	$544,195	$6,168,449

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended July 31, 2021. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	$(1,109,280)	$(1,100,931)	—	$(3,860,133)	$(6,070,344)
Futures contracts	(3,508,410)	—	—	—	(3,508,410)
Written options	784,911	763,259	—	1,444,367	2,992,537
Swap contracts	(634,980)	—	$(642,932)	—	(1,277,912)
Forward foreign currency contracts	—	(769,006)	—	—	(769,006)
Total	$(4,467,759)	$(1,106,678)	$(642,932)	$(2,415,766)	$(8,633,135)

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

Western Asset Income Fund 2021 Annual Report	109

Notes to financial statements (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	—	$(362,084)	$(189,469)	$(597,686)	$(1,149,239)
Futures contracts	$2,829,418	—	—	—	2,829,418
Written options	—	(51,895)	272,843	518,338	739,286
Swap contracts	428,113	—	316,169	—	744,282
Forward foreign currency contracts	—	804,754	—	—	804,754
Total	$3,257,531	$390,775	$399,543	$(79,348)	$3,968,501

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in unaffiliated securities in the Statement of Operations.

During the year ended July 31, 2021, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$964,511
Written options	435,480
Futures contracts (to buy)	316,235,576
Futures contracts (to sell)	164,121,116
Forward foreign currency contracts (to buy)	68,795,823
Forward foreign currency contracts (to sell)	98,210,688

Average Notional Balance
Interest rate swap contracts	$72,268,778
Credit default swap contracts (buy protection)	8,497,882
Credit default swap contracts (sell protection)	4,285,525
The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of July 31, 2021.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
BNP Paribas SA	$80,549	$(27,465)	$53,084	$(21,516)	$31,568
Citibank N.A.	60,311	(105,499)	(45,188)	—	(45,188)
Goldman Sachs Group Inc.	64,707	(62,494)	2,213	—	2,213
JPMorgan Chase & Co.	2,415	(671,273)	(668,858)	310,000	(358,858)
Morgan Stanley & Co. Inc.	1,484,839	(588,156)	896,683	(1,075,782)	(179,099)
Total	$1,692,821	$(1,454,887)	$237,934	$(787,298)	$(549,364)

110	Western Asset Income Fund 2021 Annual Report

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class C1 shares calculated at the annual rate of 0.25%, 1.00% and 0.70% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2021, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$778,667	†	$400,317
Class C	61,830		5,875
Class C1	7,771		1,460
Class I	—		293,778
Class IS	—		1,511
Total	$848,268		$702,941

†	Amount shown is exclusive of expense reimbursements. For the year ended July 31, 2021, the service and/or distribution fees reimbursed amounted to $24 for Class A shares.

For the year ended July 31, 2021, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$3,865
Class C	77
Class C1	14
Class I	5,075
Class IS	1,822
Total	$10,853

Western Asset Income Fund 2021 Annual Report	111

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended July 31, 2021	Year Ended July 31, 2020
Net Investment Income:
Class A	$12,698,645	$9,483,053
Class C	207,665	177,847
Class C1	40,318	59,770
Class I	15,713,004	4,188,592
Class IS	6,488,279	2,319,991
Total	$35,147,911	$16,229,253

Return of Capital:
Class A	—	$5,919,173
Class C	—	111,010
Class C1	—	37,307
Class I	—	2,614,453
Class IS	—	1,448,101
Total	—	$10,130,044

7. Shares of beneficial interest

At July 31, 2021, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2021		Year Ended July 31, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	8,823,188	$53,489,687	9,172,614	$54,941,580
Shares issued on reinvestment	2,049,975	12,400,135	2,531,522	15,031,810
Shares repurchased	(8,164,200)	(49,445,630)	(8,564,036)	(50,604,829)
Net increase	2,708,963	$16,444,192	3,140,100	$19,368,561

Class C
Shares sold	186,039	$1,123,815	336,899	$2,029,388
Shares issued on reinvestment	32,514	196,450	43,734	259,422
Shares repurchased	(240,848)	(1,460,149)	(407,233)	(2,385,476)
Net decrease	(22,295)	$(139,884)	(26,600)	$(96,666)

112	Western Asset Income Fund 2021 Annual Report

	Year Ended July 31, 2021		Year Ended July 31, 2020
	Shares	Amount	Shares	Amount

Class C1
Shares sold	3,239	$19,660	5,564	$33,100
Shares issued on reinvestment	6,617	40,004	15,420	91,995
Shares repurchased	(92,287)	(558,430)	(177,134)	(1,059,828)
Net decrease	(82,431)	$(498,766)	(156,150)	$(934,733)

Class I
Shares sold	123,423,366	$750,888,448	18,869,668	$113,731,439
Shares issued on reinvestment	2,288,151	14,004,074	871,555	5,192,228
Shares repurchased	(17,309,198)	(105,318,752)	(15,582,109)	(90,219,426)
Net increase	108,402,319	$659,573,770	4,159,114	$28,704,241

Class IS
Shares sold	27,498,783	$169,115,458	14,955,706	$88,361,168
Shares issued on reinvestment	673,380	4,110,770	170,979	998,224
Shares repurchased	(7,421,102)	(45,109,736)	(4,677,785)	(26,522,143)
Net increase	20,751,061	$128,116,492	10,448,900	$62,837,249

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The Fund invested in Western Asset Premier Institutional Government Reserves, Premium Shares, an affiliated registered money market fund managed by Western Asset. Benefit Street Partners is a wholly-owned subsidiary of Franklin Resources. The following companies were considered affiliated companies for all or some portion of the year ended July 31, 2021. The following transactions were effected in such companies for the year ended July 31, 2021.

	Affiliate Value at July 31,	Purchased		Sold
	2020	Cost	Shares/ Face amount	Cost	Shares/ Face amount
Benefit Street Partners CLO IV Ltd., 2014-IVA CRR	$423,895	—	—	$440,000	440,000
Benefit Street Partners CLO IV Ltd., 2014-IVA CRRR	—	$390,000	390,000	—	—
Western Asset Premier Institutional Government Reserves, Premium
Shares	2,983,407	920,157,932	920,157,932	894,937,114	894,937,114
	$3,407,302	$920,547,932		$895,377,114

Western Asset Income Fund 2021 Annual Report	113

Notes to financial statements (cont’d)

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at July 31, 2021
Benefit Street Partners CLO IV Ltd., 2014-IVA CRR	—	$10,270	$16,105	—
Benefit Street Partners CLO IV Ltd., 2014-IVA CRRR	—	6,457	545	$390,545
Western Asset Premier Institutional Government Reserves, Premium Shares	—	4,713	—	28,204,225
	—	$21,440	$16,650	$28,594,770

9. Redemption facility

Effective February 5, 2021, the Fund’s redemption facility (the “Redemption Facility”) was terminated and the Fund and certain other participating funds within the Trust, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA or Franklin Resources, became borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 4, 2022.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility; there is no upfront fee. Under the Redemption Facility, the Fund had access to the aggregate amount of $485 million for the period November 16, 2020 to February 5, 2021 and $220 million prior to November 16, 2020, and the following terms were in effect: the annual commitment fee to maintain the Redemption Facility was 0.15% incurred on the unused portion of the facility and there was an annual upfront fee of 0.06% of the $485 million Redemption Facility; prior to November 16, 2020, there was no upfront fee. The aggregate commitment fees under the Global Credit Facility and Redemption Facility are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility nor the Redemption Facility during the year ended July 31, 2021.

114	Western Asset Income Fund 2021 Annual Report

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended July 31, was as follows:

	2021	2020
Distributions paid from:
Ordinary income	$35,147,911	$16,229,253
Tax return of capital	—	10,130,044
Total distributions paid	$35,147,911	$26,359,297

As of July 31, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(41,298,902)
Other book/tax temporary differences(a)	(4,804,357)
Unrealized appreciation (depreciation)(b)	13,091,997
Total distributable earnings (loss) — net	$(33,011,262)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the deferral of certain late year losses for tax purposes, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures, options and foreign currency contracts, book/tax differences in the accrual of interest income on securities in default, the difference between cash and accrual basis distributions paid and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium on fixed income securities and the difference between the book and tax cost basis of investments in limited partnerships.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not

Western Asset Income Fund 2021 Annual Report	115

Notes to financial statements (cont’d)

known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of (i) the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023 and (ii) all other LIBOR settings, including the one-week and two-month USD LIBOR settings, immediately following the LIBOR publication on Friday, December 31, 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

116	Western Asset Income Fund 2021 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Income Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statement of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the four years in the period ended July 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the four years in the period ended July 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2017 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 20, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

September 21, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset Income Fund 2021 Annual Report	117

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	None

118	Western Asset Income Fund

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice
President and Chief Operating Officer (2002 to 2016) of Lowe
Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)

Western Asset Income Fund	119

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

120	Western Asset Income Fund

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 138 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee[3]	136
Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker

Franklin Templeton

620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Western Asset Income Fund	121

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr

Franklin Templeton

620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Jenna Bailey

Franklin Templeton

100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

122	Western Asset Income Fund

Additional Officers (cont’d)

Thomas C. Mandia

Franklin Templeton

100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci

Franklin Templeton

620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly

Franklin Templeton

620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

Western Asset Income Fund	123

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

124	Western Asset Income Fund

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.leggmason.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

Western Asset Income Fund	125

Western Asset

Income Fund

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor

Franklin Distributors, LLC†

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

†	Effective July 7, 2021, LMIS was renamed Franklin Distributors, LLC.

Western Asset Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Income Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2021 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2021 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FD01184 9/21 SR21-4238

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2020 and July 31, 2021 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $123,301 in July 31, 2020 and $118,117 in July 31, 2021.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in July 31, 2020 and $0 in July 31, 2021.

c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in July 31, 2020 and $0 in July 31, 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in July 31, 2020 and $0 in July 31, 2021.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for July 31, 2020 and July 31, 2021; Tax Fees were 100% and 100% for July 31, 2020 and July 31, 2021; and Other Fees were 100% and 100% for July 31, 2020 and July 31, 2021.

f) N/A

g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $457,301 in July 31, 2020 and $773,011 in July 31, 2021.

h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr. Jane F. Dasher Anita L. DeFrantz Susan B. Kerley Michael Larson Ronald L. Olson Avedick B. Poladian

William E.B. Siart
Jaynie M. Studenmund
Peter J. Taylor Jane Trust

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	September 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	September 24, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	September 24, 2021